UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund:	BlackRock Credit Strategies Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Credit Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in fixed income securities, with an emphasis on public and private corporate credit.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Effective July 12, 2021, the Fund launched Class U Shares and Class W Shares. Class U Shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class W Shares are available only through brokerage, transactional-based accounts.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	12/31/21	07/12/2	1(a)	12/31/20	Change	High	Low

Net Asset Value — Institutional	$9.96	$—		$10.41	(4.32)%	$10.55	$9.95

Net Asset Value — Class A	9.97	—		10.42	(4.32)	10.55	9.95

Net Asset Value — Class U	9.97	10.51		—	(5.14)	10.51	9.96
Net Asset Value — Class W	9.97	10.51		—	(5.14)	10.51	9.96

(a)	Commencement of operations.

The Fund commenced operations on February 28, 2019.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2021 (continued)	BlackRock Credit Strategies Fund

Performance

Returns for the period ended December 31, 2021 were as follows:

			Average Annual Total Returns(a)

			1 Year		Since Inception(b)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(c)	5.11%	5.10%	2.58%	N/A	6.35%	N/A
Class A(c)	4.27	4.26	1.82	(0.72)%	5.60	4.66%
Class U(c)	4.19	4.18	1.90	N/A	5.59	N/A
Class W(c)	4.26	4.25	1.90	(1.66)	5.59	4.28
Lipper General Bond Funds(d)	—	—	7.45	N/A	6.94	N/A
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(e)	—	—	5.26	N/A	7.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on February 28, 2019.
(c)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage.
(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(e)	The Fund changed its reporting benchmark from Lipper General Bond Funds to the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index to satisfy SEC reporting requirements.

N/A — Not applicable as share class and index do not have a sales charge.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to performance were led by the Fund’s exposure to floating rate securities, particularly private credit and liquid floating rate loan interest (“bank loan”) positions. In addition, allocations to global high yield corporate bonds were additive, most notably within the United States and Europe. Finally, smaller allocations to bank capital securities and collateralized loan obligations (“CLOs”) also aided returns.

The principal detractor from performance for the period was exposure to Asian credit. Most notably, the Chinese property sector experienced significant volatility surrounding structural reform as the People’s Bank of China made a broad regulatory push.

The Fund utilizes various derivatives positions as part of its investment strategy, including employing leverage, forward contracts to hedge foreign currency exposure of non-U.S. positions back to U.S. dollars, interest rate futures to adjust duration positioning tactically as needed, and credit default swaps to gain access to or to hedge broad market exposure. The use of derivatives had a positive impact on performance, particularly through the use of forward currency contracts.

The Fund’s practice of maintaining a specified level of daily distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Fund meaningfully increased exposure to private credit, along with liquid floating assets such as bank loans and CLOs. Additionally, the Fund added to its European high yield allocation. The Fund reduced exposure to U.S. high yield corporates, U.S. investment grade corporates, Asian credit and bank capital securities.

The Fund’s cash position averaged approximately 6.5% during the period as the Fund put net inflows to work in global credit markets. The cash position did not have a material impact on the Fund’s performance.

Describe portfolio positioning at period end.

At period end, the Fund was positioned for continued post-pandemic economic reopening and a supportive backdrop for credit markets. The Fund ended the period with a tilt toward floating rate assets such as private credit, bank loans and CLOs. Additionally, the Fund held a significant position in European high yield corporates which should be relatively insulated from potential U.S. interest rate moves. Lastly, the Fund held a somewhat reduced allocation in U.S. high yield relative to its historical level given that spreads have meaningfully compressed since the start of the coronavirus pandemic.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock Credit Strategies Fund

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20

Floating Rate Loan Interests	56%		33%

Corporate Bonds	34		54

Asset-Backed Securities	5		4

Preferred Securities	3		5

Common Stocks	1		—	(b)

Investment Companies	1		4

Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)(d)	12/31/21		12/31/20

AAA/Aaa	—%		—	%(b)

AA/Aa	—	(b)	—

A	2		2

BBB/Baa	7		12

BB/Ba	13		17

B	32		55

CCC/Caa	10		12

C	—	(b)	—

N/R(e)	36		2

(a)	Excludes short-term securities and options purchased.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes short-term securities.
(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	7

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees but are only available through the Fund’s distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Fund’s distributor.

Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.

Class U Shares are not subject to any sales charge. These shares are subject to a servicing and distribution fee of 0.75% per year. These shares are available only to clients of financial intermediaries with which the Fund has a selling agreement to distribute such shares. Class U Shares performance shown prior to the Class U Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class U Shares fees.

Class W Shares are subject to a maximum initial sales charge (front-end load) of 3.50% and servicing and distribution fee of 0.75% per year. These shares are available only through brokerage, transactional-based accounts. Class W Shares performance shown prior to the Class W Shares inception date of July 12, 2021 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class W Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including sales charges and early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2021 and held through December 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges and early withdrawal fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses for Continuously Offered Closed-End Funds (continued)

Expense Example for Continuously Offered Closed-End Funds

	Actual				Hypothetical(a)

			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Including Interest Expense and Fees(b)	Excluding Interest Expense and Fees(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period(b)	Ending Account Value (12/31/21)	Expenses Paid During the Period(b)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 1,000.00	$ 10.08	$ 8.72	$ 1,000.00	$ 1,015.12	$ 10.16	$ 1,016.48	$ 8.79	2.00%	1.73%

Class A	1,000.00	1,000.00	13.71	12.35	1,000.00	1,011.49	13.79	1,012.85	12.42	2.72	2.45

Class U	1,000.00	1,000.00	13.19	11.64	1,000.00	1,010.37	13.26	1,011.92	11.70	2.80	2.47
Class W	1,000.00	1,000.00	12.72	11.55	1,000.00	1,010.84	12.79	1,012.02	11.61	2.70	2.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown, except for Class U Shares and Class W Shares, which is multiplied by 172/365 (to reflect the period since inception date of July 12, 2021 to December 31, 2021).

D I S C L O S U R E O F E X P E N S E S F O R C O N T I N U O U S L Y O F F E R E D C L O S E D - E N D F U N D S	9

Schedule of Investments December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIG CLO LLC(a)(b)
Series 2020-1A, Class CR, (3 mo. LIBOR US + 2.00%), 2.12%, 04/15/34	USD	1,000	$996,281
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.00%), 3.12%, 04/15/34		1,000	988,798
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class ER, (3 mo. EURIBOR + 6.45%), 6.45%, 04/15/34(a)(c)	EUR	100	111,733
Aqueduct European CLO DAC, Series 2017-2X, Class E, (3 mo. EURIBOR + 4.40%), 4.40%, 10/15/30(a)(c)		289	317,796
ARBOUR CLO VIII DAC, 6.11%, 10/15/34		100	111,777
Ares LIII CLO Ltd., Series 2019-53A, Class D, (3 mo. LIBOR US + 3.75%), 3.87%, 04/24/31(a)(b)	USD	500	500,291
Aurium CLO II DAC, Series 2X, Class ERR, (3 mo. EURIBOR + 6.08%), 6.08%, 06/22/34(a)(c)	EUR	100	109,509
Battalion CLO X Ltd., Series 2016-10A, Class BR2, (3 mo. LIBOR US + 2.05%), 2.17%, 01/25/35(a)(b)	USD	1,000	985,857
BBAM European CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.91%), 5.91%, 07/22/34(a)(c)	EUR	100	112,184
BBAM European CLO II DAC, Series 2X, Class E, (3 mo. EURIBOR + 6.11%), 6.11%, 10/15/34(a)(c)		100	111,741
Bridgepoint CLO 3 DAC, Series 3X, Class E, (3 mo. EURIBOR + 6.24%), 6.24%, 01/15/36(a)(c)		100	111,810
Cabinteely Park CLO DAC, Series 1X, Class E, (3 mo. EURIBOR + 6.26%), 6.26%, 08/15/34(a)(c)		100	112,711
Cairn CLO XIV DAC, Series 2021-14X, Class E, (3 mo. EURIBOR + 6.11%), 6.11%, 10/29/34(a)(c)		100	111,593
Capital Four CLO III DAC, Series 3X, Class E, (3 mo. EURIBOR + 6.06%), 6.06%, 10/15/34(a)(c)		100	111,583
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.33%, 04/20/32(a)(b)	USD	1,000	995,031
CarVal CLO IV Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.25%), 3.38%, 07/20/34(a)(b)		1,000	999,096
Contego CLO VIII DAC, Series 8X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 01/25/34(a)(c)	EUR	100	111,899
Cook Park CLO Ltd., Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 1.87%, 04/17/30(a)(b)	USD	250	247,469
CVC Cordatus Loan Fund XX DAC, Series 20X, Class E, (3 mo. EURIBOR + 5.61%), 5.61%, 06/22/34(a)(c)	EUR	100	111,150
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class E, (3 mo. EURIBOR + 6.16%), 6.16%, 12/15/34(a)(c)		100	112,241
Dryden 33 Senior Loan Fund, Series 2014-33A, Class DR3, (3 mo. LIBOR US + 3.65%), 3.77%, 04/15/29(a)(b)	USD	500	500,152
Elmwood CLO I Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 4.53%, 10/20/33(a)(b)		1,000	1,017,511
Elmwood CLO V Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.10%), 3.23%, 10/20/34(a)(b)		1,000	1,002,743
Fair Oaks Loan Funding III DAC, Series 3X, Class ER, (3 mo. EURIBOR + 6.11%), 6.11%, 10/15/34(a)(c)	EUR	100	111,593
Fidelity Grand Harbour CLO DAC, Series 2021-1X, Class E, (3 mo. EURIBOR + 6.22%), 6.22%, 10/15/34(a)(c)		100	111,573

Security		Par (000)	Value

Asset-Backed Securities (continued)
Flatiron CLO 21 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 2.90%), 3.05%, 07/19/34(a)(b)	USD	1,000	$992,522
Greywolf CLO II Ltd., Series 2013-1A, Class B1RR, (3 mo. LIBOR US + 2.30%), 2.42%, 04/15/34(a)(b)		1,000	1,000,975
Greywolf CLO IV Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.65%), 3.77%, 04/17/34(a)(b)		500	501,000
Greywolf CLO V Ltd.(a)(b)
Series 2015-1A, Class BR, (3 mo. LIBOR US + 2.00%), 2.12%, 01/27/31		500	500,271
Series 2015-1A, Class CR, (3 mo. LIBOR US + 3.00%), 3.12%, 01/27/31		500	497,055
HalseyPoint CLO 4 Ltd., Series 2021-4A, Class C, (3 mo. LIBOR US + 2.15%), 2.28%, 04/20/34(a)(b)		750	749,894
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class DR, (3 mo. LIBOR US + 2.90%), 3.02%, 10/17/27(a)(b)		1,000	995,522
North Westerly VII ESG CLO DAC, Series VII-X, Class E, (3 mo. EURIBOR + 5.66%), 5.66%, 05/15/34(a)(c)	EUR	100	111,119
Northwoods Capital 21 Euro DAC, Series 2020-21X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/22/34(a)(c)		100	112,128
Northwoods Capital 23 Euro DAC, Series 2021-23X, Class E, (3 mo. EURIBOR + 6.21%), 6.21%, 03/15/34(a)(c)		100	113,133
OCP Euro CLO DAC, Series 2019-3X, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 04/20/33(a)(c)		100	111,517
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 3.17%, 07/23/31(a)(b)	USD	750	750,070
Palmer Square European CLO DAC, Series 2022-1X, Class E, (3 mo. EURIBOR + 6.36%), 6.36%, 01/21/35(a)(c)	EUR	100	112,711
Providus Clo VI DAC, Series 6X, Class E, (3 mo. EURIBOR + 6.11%), 6.11%, 05/20/34(a)(c)		100	112,711
Rad CLO 5 Ltd., Series 2019-5A, Class DR, (3 mo. LIBOR US + 3.15%), 3.31%, 07/24/32(a)(b)(d)	USD	1,000	1,000,000
Regatta X Funding Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.75%), 2.87%, 01/17/31(a)(b)		250	246,457
Rockford Tower Europe CLO DAC, Series 2021-2X, Class E, (3 mo. EURIBOR + 6.22%), 6.22%, 01/24/35(a)(c)	EUR	100	111,558
Signal Peak CLO 5 Ltd., Series 2018-5A, Class D, (3 mo. LIBOR US + 2.65%), 2.77%, 04/25/31(a)(b)	USD	700	692,313
Signal Peak CLO 8 Ltd., Series 2018-8A, Class C, (3 mo. LIBOR US + 2.00%), 2.13%, 04/20/33(a)(b)		1,000	993,754
Sixth Street CLO XIX Ltd.(a)(b)
Series 2021-19A, Class C, (3 mo. LIBOR US + 2.00%), 2.14%, 07/20/34		500	494,318
Series 2021-19A, Class D, (3 mo. LIBOR US + 3.00%), 3.14%, 07/20/34		1,000	999,554
TCW CLO Ltd.(a)(b) (3 mo. LIBOR US + 3.88%), 4.01%, 03/18/34		1,000	1,005,551
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 3.37%, 07/25/34		1,000	999,243
TICP CLO V Ltd., Series 2016-5A, Class DR, (3 mo. LIBOR US + 3.15%), 3.27%, 07/17/31(a)(b)		500	501,726

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Tikehau Tikeh 6X E Regs, (3 mo. EURIBOR + 6.32%), 6.32%, 01/15/35(a)(c)	EUR	100	$111,573
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32(c)	GBP	100	162,385
Webster Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.03%, 07/20/30(a)(b)	USD	690	686,573

Total Asset-Backed Securities — 5.8% (Cost: $24,794,402)			24,779,755

		Shares

Common Stocks

Banks — 0.1%
ABN AMRO Bank NV(b)		2,003	29,444
Banco Bilbao Vizcaya Argentaria SA		5,934	35,194
Banco Santander SA		18,447	61,264
Barclays PLC		37,431	95,347
Lloyds Banking Group PLC		22,541	14,638
Nordea Bank Abp		3,928	47,916
UniCredit SpA		7,081	108,844

			392,647

Capital Markets — 0.0%
Credit Suisse Group AG, Registered Shares		9,226	89,452

Construction & Engineering — 0.0%
McDermott International Ltd.(e)		2,158	885

Diversified Telecommunication Services — 0.1%
Liberty Global PLC, Class A(e)		6,970	193,348

Electric Utilities — 0.0%
Electricite de France SA		9,063	106,592

Equity Real Estate Investment Trusts (REITs) — 0.5%
Ashford Hospitality Trust, Inc.		8,094	197,738
EPR Properties		3,127	148,501
iStar, Inc.		9,201	237,662
Park Hotels & Resorts, Inc.(e)		84,986	1,604,535

			2,188,436

Hotels, Restaurants & Leisure — 0.1%
International Game Technology PLC		13,550	391,730

Household Durables — 0.4%
Lennar Corp., Class A		2,500	290,400
Taylor Morrison Home Corp.(e)		35,200	1,230,592

			1,520,992

Media — 0.2%
Sinclair Broadcast Group, Inc., Class A		22,000	581,460
Telenet Group Holding NV		3,293	120,176

			701,636

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.		41	1,751

Specialty Retail — 0.0%
NMG Parent LLC		78	11,419

Security		Shares	Value

Wireless Telecommunication Services — 0.0%
SoftBank Group Corp., ADR		6,308	$151,707

Total Common Stocks — 1.4% (Cost: $5,527,789)			5,750,595

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.4%
Bombardier, Inc.(b) 7.50%, 12/01/24	USD	30	31,256
7.50%, 03/15/25		4	4,075
7.13%, 06/15/26		113	117,227
7.88%, 04/15/27		134	138,972
6.00%, 02/15/28		67	67,203
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		84	87,045
TransDigm, Inc. 8.00%, 12/15/25(b)		203	214,159
6.25%, 03/15/26(b)		644	669,358
6.38%, 06/15/26		25	25,687
7.50%, 03/15/27		16	16,720
4.63%, 01/15/29		55	54,817
4.88%, 05/01/29		53	53,228
Triumph Group, Inc., 8.88%, 06/01/24(b)		102	111,249

			1,590,996

Airlines — 0.9%
Air Canada, 3.88%, 08/15/26(b)		85	86,700
Air France-KLM, 3.88%, 07/01/26(c)	EUR	300	329,192
American Airlines, Inc., 11.75%, 07/15/25(b)	USD	169	208,504
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b) 5.50%, 04/20/26		87	90,792
5.75%, 04/20/29		195	208,405
British Airways Pass Through Trust, Series 2020-1, Class A, 4.25%, 05/15/34(b)		207	219,911
Delta Air Lines, Inc., 7.00%, 05/01/25(b)		20	22,868
Deutsche Lufthansa AG(c) 2.00%, 07/14/24	EUR	100	112,996
2.88%, 05/16/27		200	222,728
3.75%, 02/11/28		300	343,734
3.50%, 07/14/29		100	112,427
Finnair OYJ, 4.25%, 05/19/25(c)		125	144,086
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)	USD	54	56,498
International Consolidated Airlines Group SA(c) 3.75%, 03/25/29	EUR	500	555,360
Series IAG, 1.13%, 05/18/28(f)		200	208,166
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	117	124,897
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		6	7,090
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		430	470,978
Series 2020-1, Class B, 4.88%, 01/15/26		72	74,793
United Airlines, Inc.(b) 4.38%, 04/15/26		75	78,205
4.63%, 04/15/29		90	92,813

			3,771,143

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components — 0.4%
Clarios Global LP, 6.75%, 05/15/25(b)	USD	45	$47,137
Clarios Global LP/Clarios US Finance Co.(b) 6.25%, 05/15/26		180	188,325
8.50%, 05/15/27		573	607,380
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		63	65,578
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(b)		50	49,375
Goodyear Tire & Rubber Co. 5.00%, 07/15/29(b)		23	24,707
5.25%, 07/15/31(b)		32	34,743
5.63%, 04/30/33		54	58,927
Grupo Antolin-Irausa SA, 3.50%, 04/30/28(c)	EUR	200	214,038
Leather 2 SpA, (3 mo. EURIBOR + 4.50%), 4.50%, 09/30/28(a)(c)		100	113,992
Meritor, Inc., 4.50%, 12/15/28(b)	USD	13	13,032
Tenneco, Inc., 7.88%, 01/15/29(b)		10	10,800
Titan International, Inc., 7.00%, 04/30/28		11	11,715
ZF Finance GmbH(c) 2.00%, 05/06/27	EUR	100	113,725
2.25%, 05/03/28		300	340,242

			1,893,716

Automobiles — 0.6%
Allison Transmission, Inc., 5.88%, 06/01/29(b)	USD	17	18,487
Asbury Automotive Group, Inc. 4.50%, 03/01/28		12	12,240
4.75%, 03/01/30		15	15,244
5.00%, 02/15/32(b)		28	29,056
Carvana Co.(b) 5.50%, 04/15/27		57	56,430
4.88%, 09/01/29		40	38,100
Constellation Automotive Financing PLC, 4.88%, 07/15/27(c)	GBP	600	798,892
Ford Motor Co., 4.75%, 01/15/43	USD	16	17,660
Jaguar Land Rover Automotive PLC 4.50%, 01/15/26(c)	EUR	200	236,195
6.88%, 11/15/26(c)		100	128,938
5.88%, 01/15/28(b)	USD	200	203,500
4.50%, 07/15/28(c)	EUR	100	115,814
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)	USD	24	24,030
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		52	53,439
Lithia Motors, Inc., 3.88%, 06/01/29(b)		23	23,481
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		44	42,570
Mclaren Finance PLC, 7.50%, 08/01/26(b)		200	201,750
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		350	391,426
Sonic Automotive, Inc., 4.63%, 11/15/29(b)		12	12,114
TML Holdings Pte Ltd., 4.35%, 06/09/26(c)		250	252,500
Wabash National Corp., 4.50%, 10/15/28(b)		90	90,900

			2,762,766

Banks — 2.1%
Ahli United Sukuk Ltd., (5 year CMT + 3.01%), 3.88%(a)(c)(g)		200	198,438
American Finance Trust, Inc./American Finance
Operating Partner LP, 4.50%, 09/30/28(b)		12	12,088
Axis Bank Ltd./Gift City, 4.10%, 12/31/49		200	198,760
Banca Monte dei Paschi di Siena SpA, 1.88%, 01/09/26(c)	EUR	200	221,438
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(a)(c)		1,000	1,123,321

Security		Par (000)	Value

Banks (continued)
Banco de Sabadell SA, (5 year EUR Swap + 2.95%), 2.50%, 04/15/31(a)(c)	EUR	400	$451,142
Bangkok Bank PCL
(5 year CMT + 1.90%), 3.73%, 09/25/34(a)(c)	USD	200	203,912
(5 year CMT + 4.73%), 5.00%(g)		231	239,417
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(c)		200	203,000
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(c)(g)		400	416,500
Bank of Communications Hong Kong Ltd., (5 year CMT + 1.40%), 2.30%, 07/08/31(a)(c)		500	488,855
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(c)(g)		500	525,625
Burgan Bank SAK, (5 year CMT + 2.23%), 2.75%, 12/15/31(a)(c)		200	180,438
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(c)(g)	EUR	600	743,725
HDFC Bank Ltd., (5 year CMT + 2.93%), 3.70%(a)(c)(g)	USD	300	298,875
Intesa Sanpaolo SpA(a)
(1 year CMT + 2.75%), 4.95%, 06/01/42(b)		555	570,206
(5 year EUR Swap + 5.85%), 5.50%(c)(g)	EUR	1,000	1,240,901
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)(c)	USD	200	199,788
Kookmin Bank, (5 year CMT + 2.64%), 4.35%(a)(c)(g)		200	208,350
Krung Thai Bank PCL/Cayman Islands, (5 year CMT + 3.53%), 4.40%(a)(c)(g)		200	201,000
Shinhan Financial Group Co. Ltd., (5 year CMT + 2.06%), 2.88%(a)(c)(g)		200	196,938
Unione di Banche Italiane SpA, (5 year EUR Swap + 6.07%), 5.88%(a)(c)(g)	EUR	400	496,386
United Overseas Bank Ltd., (5 year USD Swap + 1.79%), 3.88%(a)(c)(g)	USD	200	205,037

			8,824,140

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		175	242,105
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(h)		200	206,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(b)		200	201,250
Mauser Packaging Solutions Holding Co. 4.75%, 04/15/24(c)	EUR	200	227,415
5.50%, 04/15/24(b)	USD	105	105,963
Trivium Packaging Finance BV(b) 5.50%, 08/15/26		200	208,000
8.50%, 08/15/27		354	374,355

			1,565,088

Biotechnology — 0.7%
Cidron Aida Finco Sarl(c) 5.00%, 04/01/28	EUR	405	462,821
6.25%, 04/01/28	GBP	133	177,772
Grifols Escrow Issuer SA, 3.88%, 10/15/28(c)	EUR	200	228,468
Intercept Pharmaceuticals, Inc., 3.50%, 02/15/26(b)(f)	USD	2,000	2,166,250

			3,035,311

Building Materials — 0.3%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		66	70,544
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		80	79,600

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)	USD	44	$46,697
HT Troplast GmbH, 9.25%, 07/15/25(c)	EUR	192	235,073
New Enterprise Stone & Lime Co., Inc.(b)
5.25%, 07/15/28 9.75%, 07/15/28	USD	45 19	45,630 20,330
Patrick Industries, Inc., 4.75%, 05/01/29(b)		11	10,945
PCF GmbH, 4.75%, 04/15/26(c)	EUR	300	352,223
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)	USD	99	105,688
Standard Industries, Inc., 4.38%, 07/15/30(b)		32	32,656
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		34	35,612
Victors Merger Corp., 6.38%, 05/15/29(b)		30	28,200

			1,063,198

Building Products(b) — 0.2%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		37	38,249
Foundation Building Materials, Inc., 6.00%, 03/01/29		41	40,283
GYP Holdings III Corp., 4.63%, 05/01/29		40	40,100
LBM Acquisition LLC, 6.25%, 01/15/29		100	98,875
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		78	81,749
SRS Distribution, Inc.
4.63%, 07/01/28		76	76,285
6.13%, 07/01/29		108	110,065
6.00%, 12/01/29		110	110,550
White Cap Buyer LLC, 6.88%, 10/15/28		98	102,165
White Cap Parent LLC, (9.00% PIK), 8.25%, 03/15/26(h)		45	46,012

			744,333

Capital Markets — 0.7%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(b)		16	16,374
Cerah Capital Ltd., 0.00%, 08/08/24(c)(f)(i)		200	205,600
Charles Schwab Corp., (5 year CMT + 3.17%), 4.00%(a)(g)		350	357,000
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		47	49,232
Dua Capital Ltd., 2.78%, 05/11/31(c)		200	198,958
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		120	120,647
Huarong Finance 2017 Co. Ltd., 4.75%, 04/27/27(c)		200	205,937
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		63	65,599
5.25%, 05/15/27		135	138,838
Korea Investment & Securities Co. Ltd., 2.13%, 07/19/26(c)		250	247,950
NFP Corp.(b)
4.88%, 08/15/28		77	77,770
6.88%, 08/15/28		225	225,580
Pingan Real Estate Capital Ltd., 2.75%, 07/29/24(c)		200	190,790
Sherwood Financing PLC(c)
4.50%, 11/15/26	EUR	547	621,981
6.00%, 11/15/26	GBP	235	317,353

			3,039,609

Chemicals — 1.0%
Chemours Co.
4.00%, 05/15/26	EUR	400	460,523
5.75%, 11/15/28(b)	USD	20	20,927
Diamond (BC) B.V., 4.63%, 10/01/29(b)		103	102,173
Element Solutions, Inc., 3.88%, 09/01/28(b)		123	123,615

Security		Par (000)	Value

Chemicals (continued)
EverArc Escrow Sarl, 5.00%, 10/30/29(b)	USD	94	$94,070
HB Fuller Co., 4.25%, 10/15/28		17	17,510
Herens Midco Sarl, 5.25%, 05/15/29(c)	EUR	800	854,246
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	64	68,251
Kobe US Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(h)		41	41,820
LG Chem Ltd.(c)
3.63%, 04/15/29		200	218,100
2.38%, 07/07/31		210	206,703
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(b)		20	19,700
Lune Holdings Sarl, 5.63%, 11/15/28(c)	EUR	250	284,625
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	USD	33	34,206
Monitchem HoldCo 2 SA, 9.50%, 09/15/26(c)	EUR	100	121,819
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(c)		200	232,425
Nobian Finance BV, 3.63%, 07/15/26(c)		100	112,569
Olympus Water US Holding Corp., 3.88%, 10/01/28(c)		300	342,404
SCIH Salt Holdings, Inc., 6.63%, 05/01/29(b)	USD	26	24,310
SCIL IV LLC/SCIL USA Holdings LLC, 4.38%, 11/01/26(c)	EUR	256	296,192
Vedanta Resources Finance II PLC, 9.25%, 04/23/26(c)	USD	200	187,500
WR Grace Holdings LLC, 5.63%, 08/15/29(b)		266	272,318

			4,136,006

Commercial Services & Supplies — 0.6%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.25%, 10/15/26(c)	EUR	200	229,442
AMN Healthcare, Inc., 4.00%, 04/15/29(b)	USD	16	16,220
APX Group, Inc.(b)
6.75%, 02/15/27		91	95,550
5.75%, 07/15/29		71	69,935
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)		23	24,261
Avis Budget Finance PLC, BRTLS64W5, 4.75%, 01/30/26(c)	EUR	100	115,888
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(c)		300	344,112
EC Finance PLC, 3.00%, 10/15/26(c)		245	285,208
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25	USD	16	16,540
9.75%, 08/01/27		8	8,960
5.50%, 05/01/28		58	59,108
Hertz Corp.(b)
4.63%, 12/01/26		22	22,137
5.00%, 12/01/29		36	36,031
House of Finance NV, 4.38%, 07/15/26(c)	EUR	300	345,478
Loxam SAS(c)
3.75%, 07/15/26		100	115,558
5.75%, 07/15/27		100	117,265
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	USD	38	37,323
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		57	58,852
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(b)		39	40,384
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26		10	10,737
6.25%, 01/15/28		94	97,995

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)	USD	200	$204,000
Verisure Midholding AB, 5.25%, 02/15/29(c)	EUR	345	397,712

			2,748,696

Communications Equipment(b) — 0.2%
Avaya, Inc., 6.13%, 09/15/28	USD	317	336,020
CommScope Technologies LLC, 6.00%, 06/15/25		14	14,000
CommScope, Inc.
6.00%, 03/01/26		23	23,690
8.25%, 03/01/27		52	53,440
7.13%, 07/01/28		88	86,460
4.75%, 09/01/29		84	83,480
ViaSat, Inc., 6.50%, 07/15/28		94	94,235

			691,325

Construction Materials(b) — 0.0%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		20	20,421
IAA, Inc., 5.50%, 06/15/27		34	35,233
Thor Industries, Inc., 4.00%, 10/15/29		30	29,700
Williams Scotsman International, Inc., 4.63%, 08/15/28		46	47,495
Winnebago Industries, Inc., 6.25%, 07/15/28		27	28,910

			161,759

Consumer Discretionary — 0.5%
APi Escrow Corp., 4.75%, 10/15/29(b)		18	18,360
APi Group DE, Inc., 4.13%, 07/15/29(b)		24	24,120
Carnival Corp.
10.13%, 02/01/26(c)	EUR	400	514,397
10.50%, 02/01/26(b)	USD	82	93,603
7.63%, 03/01/26(c)	EUR	202	241,476
5.75%, 03/01/27(b)	USD	127	127,000
9.88%, 08/01/27(b)		64	73,134
4.00%, 08/01/28(b)		151	149,867
6.00%, 05/01/29(b)		96	95,520
CoreLogic, Inc., 4.50%, 05/01/28(b)		93	92,647
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		25	25,125
Life Time, Inc.(b)
5.75%, 01/15/26		51	52,785
8.00%, 04/15/26		34	35,629
NCL Corp. Ltd.(b)
10.25%, 02/01/26		12	13,958
5.88%, 03/15/26		51	50,774
NCL Finance Ltd., 6.13%, 03/15/28(b)		60	59,100
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28		69	71,242
5.88%, 10/01/30		165	174,214
Royal Caribbean Cruises Ltd.(b)
10.88%, 06/01/23		25	27,313
9.13%, 06/15/23		33	34,897
11.50%, 06/01/25		27	30,240
5.50%, 08/31/26		53	53,890
5.50%, 04/01/28		57	57,659
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		42	41,947

			2,158,897

Consumer Finance — 0.6%
American Express Co., (5 year CMT + 2.85%), 3.55%(a)(g)		440	440,770
Encore Capital Group, Inc.(c)
4.88%, 10/15/25	EUR	200	237,093

Security		Par (000)	Value

Consumer Finance (continued)
Encore Capital Group, Inc.(c) (continued) 4.25%, 06/01/28	GBP	100	$133,476
Global Payments, Inc., 2.90%, 05/15/30	USD	265	269,810
HealthEquity, Inc., 4.50%, 10/01/29(b)		68	67,320
MoneyGram International, Inc., 5.38%, 08/01/26(b)		19	19,285
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(b)		58	58,797
Muthoot Finance Ltd., 4.40%, 09/02/23(c)		200	204,000
Navient Corp., 5.50%, 03/15/29		48	47,880
Nexi SpA, 0.00%, 02/24/28(c)(f)(i)	EUR	200	213,855
OneMain Finance Corp.
6.88%, 03/15/25	USD	29	32,263
6.63%, 01/15/28		35	39,200
5.38%, 11/15/29		7	7,611
Sabre GLBL, Inc.(b)
9.25%, 04/15/25		69	77,970
7.38%, 09/01/25		27	28,215
Verscend Escrow Corp., 9.75%, 08/15/26(b)		618	656,897

			2,534,442

Containers & Packaging — 0.2%
Intertape Polymer Group, Inc., 4.38%, 06/15/29(b)		24	24,000
iQIYI, Inc., 4.00%, 12/15/26(f)		978	673,842
Kleopatra Finco Sarl, 4.25%, 03/01/26(c)	EUR	200	219,446
LABL, Inc., 5.88%, 11/01/28(b)	USD	48	49,470

			966,758

Diversified Consumer Services — 0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		448	470,042
9.75%, 07/15/27		473	505,365
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
3.63%, 06/01/28(c)	EUR	100	111,175
4.63%, 06/01/28(b)	USD	200	199,876
4.88%, 06/01/28(c)	GBP	300	393,375
Clarivate Science Holdings Corp.(b)
3.88%, 07/01/28	USD	68	68,340
4.88%, 07/01/29		121	122,709
Garda World Security Corp., 9.50%, 11/01/27(b)		72	77,629
Rekeep SpA, 7.25%, 02/01/26(c)	EUR	515	623,852

			2,572,363

Diversified Financial Services — 2.2%
Ally Financial, Inc., Series B, (5 year CMT + 3.87%), 4.70%(a)(g)	USD	550	570,625
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		1,097	1,097,082
Barclays PLC, (5 year UK Government Bond + 6.02%), 6.38%(a)(c)(g)	GBP	200	293,044
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(b)	USD	13	12,903
Central Garden & Pet Co., 4.13%, 04/30/31(b)		35	35,175
CITIC Ltd., 3.88%, 02/28/27(c)		200	213,912
Citigroup, Inc.(a)(g)
Series V, (SOFR + 3.23%), 4.70%		261	263,662
Series W, (5 year CMT + 3.60%), 4.00%		325	327,437
CMHI Finance BVI Co. Ltd., (U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 6.35%), 3.50%(a)(c)(g)		200	204,975
Credit Suisse Group AG, (SOFR + 1.73%), 3.09%, 05/14/32(a)(b)		250	254,388
Deutsche Bank AG(a)(c)
(5 year EUR Swap + 4.55%), 4.50%(g)	EUR	600	688,055

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Deutsche Bank AG(a)(c) (continued)
(5 year EUR Swap + 6.00%), 5.63%, 05/19/31	EUR	100	$133,347
doValue SpA, 3.38%, 07/31/26(c)		428	492,394
Garfunkelux Holdco 3 SA(c)
6.75%, 11/01/25		600	708,033
7.75%, 11/01/25	GBP	400	562,400
Global Aircraft Leasing Co. Ltd.(b)(h)
(6.50% Cash or 7.25% PIK), 6.50%, 09/15/24	USD	34	32,333
Series 2021, (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		49	44,556
Goldman Sachs Group, Inc., Series V, (5 year CMT + 2.95%), 4.13%(a)(g)		535	543,794
HSE Finance Sarl, 5.63%, 10/15/26(c)	EUR	200	232,794
Intrum AB, 3.00%, 09/15/27(c)		500	559,185
Ladder Capital Finance Holdings LLLP/Ladder Capital
Finance Corp., 4.75%, 06/15/29(b)	USD	24	24,600
Lloyds Banking Group PLC, (5 year USD Swap + 4.76%), 7.50%(a)(g)		600	663,366
Manappuram Finance Ltd., 5.90%, 01/13/23(c)		200	204,250
Power Finance Corp. Ltd., 6.15%, 12/06/28(c)		200	235,850
ProGroup AG, 3.00%, 03/31/26(c)	EUR	200	230,262
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23(c)	USD	400	409,000
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		22	23,072
5.50%, 07/15/30		13	13,943
UniCredit SpA, (5 year EUR Swap + 4.93%), 5.38%(a)(c)(g)	EUR	400	482,155

			9,556,592

Diversified Telecommunication Services — 1.0%
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	USD	146	154,760
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)		90	91,238
Level 3 Financing, Inc., 3.63%, 01/15/29(b)		25	23,750
Lumen Technologies, Inc.
5.13%, 12/15/26(b)		148	154,013
4.00%, 02/15/27(b)		4	4,058
4.50%, 01/15/29(b)		5	4,838
5.38%, 06/15/29(b)		88	88,000
Series P, 7.60%, 09/15/39		16	17,160
Series U, 7.65%, 03/15/42		53	57,033
SoftBank Group Corp.(c)
3.13%, 09/19/25	EUR	300	341,550
2.88%, 01/06/27		100	107,873
4.63%, 07/06/28	USD	250	242,884
3.38%, 07/06/29	EUR	100	105,880
4.00%, 09/19/29		100	110,150
5.25%, 07/06/31	USD	250	249,687
(5 year USD ICE Swap + 4.23%), 6.00%(a)(g)		400	396,500
Sprint Capital Corp.
6.88%, 11/15/28		21	26,565
8.75%, 03/15/32		79	118,500
Switch Ltd., 4.13%, 06/15/29(b)		103	105,318
Telecom Italia Capital SA
6.38%, 11/15/33		13	13,998
7.72%, 06/04/38		2	2,351
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	151,286
Telecom Italia SpA/Milano(c)
2.88%, 01/28/26		400	465,077

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA/Milano(c) (continued)
3.63%, 05/25/26	EUR	200	$239,370
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(b)	USD	30	28,870
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)		62	61,487
Verizon Communications, Inc.
2.88%, 11/20/50		150	142,333
3.70%, 03/22/61		247	267,802
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		290	285,873
6.13%, 03/01/28		360	354,600

			4,412,804

Electric Utilities — 0.6%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(c)		200	197,475
Dominion Energy, Inc., Series C, (5 year CMT + 3.20%), 4.35%(a)(g)		355	366,537
Edison International, (5 year CMT + 4.70%), 5.38%(a)(g)		350	366,660
NextEra Energy Capital Holdings, Inc., (5 year CMT + 2.55%), 3.80%, 03/15/82(a)		980	996,991
Pacific Gas and Electric Co., 4.20%, 06/01/41		310	311,977
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.38%, 01/25/29(c)		300	344,250
PG&E Corp., 5.25%, 07/01/30		40	41,948

			2,625,838

Electrical Equipment — 0.0%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(b)		56	57,820
GrafTech Finance, Inc., 4.63%, 12/15/28(b)		29	29,435
Pearl Holding II Ltd., (6.00% PIK), 6.00%(c)(d)(g)(h)		95	3,817
Pearl Holding III Ltd., 9.00%, 10/22/25(c)		76	51,680

			142,752

Electronic Equipment, Instruments & Components(b) — 0.1%
Energizer Holdings, Inc., 4.75%, 06/15/28		52	53,105
Imola Merger Corp., 4.75%, 05/15/29		108	110,813
Vertiv Group Corp., 4.13%, 11/15/28		102	103,020

			266,938

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		45	47,250
6.25%, 04/01/28		81	84,460
CGG SA, 7.75%, 04/01/27(c)	EUR	403	454,916
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	USD	3	3,120
6.88%, 09/01/27		411	434,119
Vallourec SA, 8.50%, 06/30/26(c)	EUR	72	84,390
Weatherford International Ltd.(b)
6.50%, 09/15/28	USD	2	2,116
8.63%, 04/30/30		39	40,488

			1,150,859

Entertainment — 0.1%
iQIYI, Inc., 2.00%, 04/01/25(f)		877	634,948

Environmental, Maintenance & Security Service — 0.1%
Covanta Holding Corp., 5.00%, 09/01/30		27	27,540
Covert Mergeco, Inc., 4.88%, 12/01/29(b)		13	13,195

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc.(b)
5.13%, 12/15/26	USD	193	$200,720
4.75%, 06/15/29		48	48,420
4.38%, 08/15/29		69	68,353
Tervita Corp., 11.00%, 12/01/25(b)		18	20,723
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		123	122,385

			501,336

Equity Real Estate Investment Trusts (REITs) — 0.2%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(b)		31	30,413
Crown Castle International Corp., 3.30%, 07/01/30		105	110,755
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		29	29,580
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(b)		28	28,280
Iron Mountain, Inc.(b)
5.25%, 07/15/30		65	68,498
5.63%, 07/15/32		40	42,807
LMIRT Capital Pte Ltd., 7.25%, 06/19/24(c)		200	205,000
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		89	90,780
4.50%, 02/15/29(b)		15	15,000
RLJ Lodging Trust LP, 4.00%, 09/15/29(b)		17	16,819
Service Properties Trust
4.35%, 10/01/24		8	7,840
7.50%, 09/15/25		43	46,588
5.50%, 12/15/27		22	22,578

			714,938

Food & Staples Retailing — 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
5.88%, 02/15/28		38	40,280
4.88%, 02/15/30		72	77,740
Bellis Acquisition Co. PLC(c)
3.25%, 02/16/26	GBP	100	130,127
4.50%, 02/16/26		100	135,084
Casino Guichard Perrachon SA(c)
3.58%, 02/07/25	EUR	500	549,990
6.63%, 01/15/26		100	114,864
5.25%, 04/15/27		300	323,048
Iceland Bondco PLC, 4.38%, 05/15/28(c)	GBP	100	118,098
Kraft Heinz Foods Co.
4.38%, 06/01/46	USD	5	5,855
4.88%, 10/01/49		257	322,777
5.50%, 06/01/50		235	318,163
Lamb Weston Holdings, Inc., 4.38%, 01/31/32(b)		28	28,876
Ocado Group PLC, 3.88%, 10/08/26(c)	GBP	179	235,878
Performance Food Group, Inc., 4.25%, 08/01/29(b)	USD	60	59,524
Picard Groupe SAS, 3.88%, 07/01/26(c)	EUR	500	575,654
Post Holdings, Inc.(b)
5.50%, 12/15/29	USD	12	12,608
4.63%, 04/15/30		33	33,611
4.50%, 09/15/31		37	36,722
Premier Foods Finance PLC, 3.50%, 10/15/26(c)	GBP	100	133,832
United Natural Foods, Inc., 6.75%, 10/15/28(b)	USD	15	16,062
US Foods, Inc., 4.75%, 02/15/29(b)		65	66,056

			3,334,849

Food Products — 0.3%
Aramark Services, Inc., 5.00%, 04/01/25(b)		133	135,687
China Modern Dairy Holdings Ltd., 2.13%, 07/14/26(c)		200	190,330

Security		Par (000)	Value

Food Products (continued)
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)	USD	139	$143,093
CP Foods Capital Ltd., 0.50%, 06/18/25(c)(f)		200	203,300
Knight Castle Investments Ltd., 7.99%, 01/23/49(e)(j)		300	209,906
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)		57	56,145
Tereos Finance Groupe I SA, 7.50%, 10/30/25(c)	EUR	200	244,056

			1,182,517

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)	USD	25	25,281

Health Care Equipment & Supplies(b) — 0.1%
Avantor Funding, Inc.
4.63%, 07/15/28		88	91,740
3.88%, 11/01/29		60	60,655
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		102	107,610
7.25%, 02/01/28		236	253,700

			513,705

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		41	43,094
5.00%, 04/15/29		18	18,495
AdaptHealth LLC(b)
6.13%, 08/01/28		14	14,840
5.13%, 03/01/30		9	9,158
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		75	74,250
Akumin Escrow, Inc., 7.50%, 08/01/28(b)		9	8,438
Cano Health LLC, 6.25%, 10/01/28(b)		49	49,001
CHS/Community Health Systems, Inc.(b)
6.63%, 02/15/25		119	123,165
8.00%, 03/15/26		223	234,429
5.63%, 03/15/27		144	152,400
6.00%, 01/15/29		116	123,685
6.88%, 04/15/29		35	35,656
6.13%, 04/01/30		78	77,167
DaVita, Inc., 4.63%, 06/01/30(b)		3	3,071
Encompass Health Corp.
4.50%, 02/01/28		7	7,201
4.75%, 02/01/30		10	10,300
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		38	39,615
4.38%, 02/15/27		39	39,292
LifePoint Health, Inc., 5.38%, 01/15/29(b)		37	36,815
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/29(b)		48	49,020
ModivCare, Inc., 5.88%, 11/15/25(b)		16	16,800
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/29(b)		242	245,301
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		83	87,980
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		9	9,510
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		369	371,767
10.00%, 04/15/27		62	65,875
Tenet Healthcare Corp.(b)
4.88%, 01/01/26		29	29,787
6.25%, 02/01/27		116	120,060
5.13%, 11/01/27		139	144,734
4.63%, 06/15/28		17	17,468

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.(b) (continued) 6.13%, 10/01/28	USD	70	$73,935
4.25%, 06/01/29		33	33,511
Vizient, Inc., 6.25%, 05/15/27(b)		47	49,056

			2,414,876

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		416	419,569
Chrome Bidco SASU, 3.50%, 05/31/28(c)	EUR	275	315,434
Chrome Holdco SASU, 5.00%, 05/31/29(c)		200	227,700
MEDNAX, Inc., 6.25%, 01/15/27(b)	USD	26	27,203

			989,906

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(b)		12	11,420

Hotels, Restaurants & Leisure — 1.7%
Accor SA, 0.70%, 12/07/27(c)(f)	EUR	132	77,527
Affinity Gaming, 6.88%, 12/15/27(b)	USD	26	27,040
Boyd Gaming Corp. 8.63%, 06/01/25(b)		19	20,359
4.75%, 12/01/27		35	35,700
4.75%, 06/15/31(b)		64	65,280
Boyne USA, Inc., 4.75%, 05/15/29(b)		43	44,290
Burger King France SAS, (3 mo. EURIBOR + 4.75%), 4.75%, 11/01/26(a)(c)	EUR	275	317,387
Caesars Entertainment, Inc.(b) 6.25%, 07/01/25	USD	210	220,421
8.13%, 07/01/27		190	210,414
4.63%, 10/15/29		140	140,000
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		92	96,077
CCM Merger, Inc., 6.38%, 05/01/26(b)		30	31,238
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/25(b)		83	85,905
6.50%, 10/01/28		10	10,650
Champion Path Holdings Ltd.(c) 4.50%, 01/27/26		200	191,500
4.85%, 01/27/28		200	190,412
Churchill Downs, Inc., 4.75%, 01/15/28(b)		120	124,200
Cirsa Finance International Sarl(c) 6.25%, 12/20/23	EUR	170	195,473
4.50%, 03/15/27		183	203,658
Codere Finance 2 Luxembourg SA, (8.00% Cash or 3.00% PIK), 11.00%, 09/30/26(c)(h)		150	179,140
Everi Holdings, Inc., 5.00%, 07/15/29(b)	USD	9	9,090
Fortune Star BVI Ltd.(c) 5.95%, 10/19/25		400	400,840
5.00%, 05/18/26		352	337,462
Gamma Bidco SpA, 5.13%, 07/15/25(c)	EUR	120	137,303
Golden Nugget, Inc., 6.75%, 10/15/24(b)	USD	194	194,000
International Game Technology PLC, 3.50%, 06/15/26(c)	EUR	200	232,083
Luckin Coffee, Inc., 0.75%, 01/15/25(f)	USD	436	400,977
Marriott International, Inc., Series EE, 5.75%, 05/01/25		8	9,005
Melco Resorts Finance Ltd., 5.25%, 04/26/26(c)		200	197,287
Midco GB SASU, (7.75% PIK), 7.75%, 11/01/27(c)(h)	EUR	350	409,187

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Midwest Gaming Borrower LLC/Midwest Gaming
Finance Corp., 4.88%, 05/01/29(b)	USD	46	$46,230
Minor International PCL, (5 year CMT + 7.92%), 2.70%(a)(c)(g)		200	198,100
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		45	48,600
Penn National Gaming, Inc., 4.13%, 07/01/29(b)		15	14,550
Powdr Corp., 6.00%, 08/01/25(b)		41	42,640
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b) 5.63%, 09/01/29		21	20,836
5.88%, 09/01/31		21	21,073
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		31	31,310
Scientific Games International, Inc. 8.63%, 07/01/25(b)		40	42,700
3.38%, 02/15/26(c)	EUR	300	344,199
8.25%, 03/15/26(b)	USD	42	44,205
7.00%, 05/15/28(b)		40	42,600
7.25%, 11/15/29(b)		33	36,795
Sisal Group SpA, 7.00%, 07/31/23(c)	EUR	69	78,369
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	USD	152	162,327
Station Casinos LLC(b) 4.50%, 02/15/28		29	29,165
4.63%, 12/01/31		43	43,353
Stonegate Pub Co. Financing PLC(c) 8.00%, 07/13/25	GBP	640	879,266
8.25%, 07/31/25		100	137,182
Studio City Finance Ltd., 5.00%, 01/15/29(b)	USD	200	179,663
Travel + Leisure Co., 6.63%, 07/31/26(b)		21	23,286
Vail Resorts, Inc., 6.25%, 05/15/25(b)		31	32,240
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		14	14,420
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		36	36,804
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b) 7.75%, 04/15/25		41	42,999
5.13%, 10/01/29		74	75,110

			7,461,927

Household Durables — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b) 6.63%, 01/15/28		10	10,550
4.63%, 08/01/29		43	42,463
4.63%, 04/01/30		50	49,125
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b) 5.00%, 06/15/29		37	37,026
4.88%, 02/15/30		76	77,734
Installed Building Products, Inc., 5.75%, 02/01/28(b)		18	18,720
K Hovnanian Enterprises, Inc.(b) 10.00%, 11/15/25		12	12,720
7.75%, 02/15/26		82	85,690
Mattamy Group Corp.(b) 5.25%, 12/15/27		20	21,035
4.63%, 03/01/30		34	34,627
NCR Corp.(b) 5.75%, 09/01/27		4	4,180
5.00%, 10/01/28		21	21,630
5.13%, 04/15/29		38	39,338

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
NCR Corp.(b) (continued)
6.13%, 09/01/29	USD	36	$38,471
New Home Co., Inc., 7.25%, 10/15/25(b)		12	12,240
Newell Brands, Inc., 6.00%, 04/01/46		650	833,976
Nobel Bidco BV, 3.13%, 06/15/28(c)	EUR	300	333,438
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)	USD	80	76,896
Tri Pointe Homes, Inc., 5.70%, 06/15/28		11	12,100

			1,761,959

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.(b)
5.13%, 03/15/28		95	96,440
4.63%, 02/01/29		34	33,532
5.00%, 02/01/31		116	116,000
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		31	32,589
Cullinan Holdco Scsp, 4.63%, 10/15/26(c)	EUR	700	806,075
Greenko Dutch BV, 3.85%, 03/29/26(c)	USD	394	397,940
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		400	415,520
ReNew Power Synthetic, 6.67%, 03/12/24(c)		200	207,850
Vistra Corp., (5 year CMT + 6.93%), 8.00%(a)(b)(g)		58	61,335

			2,167,281

Insurance — 0.8%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		41	40,488
Alliant Holdings Intermediate LLC/Alliant Holdings
Co-Issuer(b)
6.75%, 10/15/27		566	587,225
5.88%, 11/01/29		193	196,358
AmWINS Group, Inc., 4.88%, 06/30/29(b)		69	69,690
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(c)(g)		200	211,000
AssuredPartners, Inc., 5.63%, 01/15/29(b)		32	31,120
BroadStreet Partners, Inc., 5.88%, 04/15/29(b)		26	25,545
Galaxy Bidco Ltd., 6.50%, 07/31/26(c)	GBP	400	557,229
Genworth Holdings, Inc., 6.50%, 06/15/34	USD	1,000	1,037,080
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		33	34,238
HUB International Ltd., 7.00%, 05/01/26(b)		294	302,085
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)(c)	EUR	100	117,265
Muang Thai Life Assurance PCL, (10 year CMT + 2.40%), 3.55%, 01/27/37(a)(c)	USD	200	201,372
QBE Insurance Group Ltd., (10 year USD ICE Swap Rate + 4.40%), 5.88%, 06/17/46(a)(c)		200	221,033

			3,631,728

Interactive Media & Services — 0.2%
Arches Buyer, Inc., 4.25%, 06/01/28(b)		23	22,988
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(b) 4.75%, 04/30/27		50	49,500
6.00%, 02/15/28		45	44,100
10.75%, 06/01/28		19	20,710
United Group BV(c)
4.00%, 11/15/27	EUR	200	225,423
4.63%, 08/15/28		200	227,396
Vnet Group, Inc., 0.00%, 02/01/26(b)(f)(i)	USD	318	254,400

			844,517

Internet & Direct Marketing Retail — 0.1%
Very Group Funding PLC, 6.50%, 08/01/26(c)	GBP	350	471,705

Security		Par (000)	Value

Internet Software & Services — 0.2%
Baozun, Inc., 1.63%, 05/01/24(f)	USD	103	$94,760
Endure Digital, Inc., 6.00%, 02/15/29(b)		25	23,250
Expedia Group, Inc., 2.95%, 03/15/31		165	164,765
Match Group Holdings II LLC, 3.63%, 10/01/31(b)		19	18,454
Uber Technologies, Inc.(b) 8.00%, 11/01/26		64	68,160
7.50%, 09/15/27		84	91,417
6.25%, 01/15/28		38	40,793
4.50%, 08/15/29		156	158,861

			660,460

IT Services — 0.5%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		21	20,842
Austin BidCo, Inc., 7.13%, 12/15/28(b)		15	15,487
Booz Allen Hamilton, Inc., 4.00%, 07/01/29(b)		65	67,138
CA Magnum Holdings, 5.38%, 10/31/26(c)		200	206,760
Centurion Bidco SpA, 5.88%, 09/30/26(c)	EUR	512	598,942
Dun & Bradstreet Corp.(b) 6.88%, 08/15/26	USD	73	75,920
5.00%, 12/15/29		57	58,313
Fair Isaac Corp., 4.00%, 06/15/28(b)		35	35,978
La Financiere Atalian SASU(c) 4.00%, 05/15/24	EUR	100	111,808
5.13%, 05/15/25		300	338,771
6.63%, 05/15/25	GBP	220	294,437
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)	USD	33	32,175
Science Applications International Corp., 4.88%, 04/01/28(b)		42	43,050
Tempo Acquisition LLC/Tempo Acquisition Finance
Corp., 5.75%, 06/01/25(b)		39	40,365
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		45	44,613

			1,984,599

Leisure Products — 0.0%
Mattel, Inc. 6.20%, 10/01/40		34	43,991
5.45%, 11/01/41		65	77,594

			121,585

Machinery — 0.4%
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(h)		23	24,150
Madison IAQ LLC(b) 4.13%, 06/30/28		17	17,043
5.88%, 06/30/29		125	125,000
OT Merger Corp., 7.88%, 10/15/29(b)		21	20,659
Platin 1426 GmbH, 5.38%, 06/15/23(c)	EUR	100	113,623
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(c)		200	236,466
Terex Corp., 5.00%, 05/15/29(b)	USD	42	43,155
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		265	268,975
TK Elevator Midco GmbH, 4.38%, 07/15/27(c)	EUR	415	487,833
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)	USD	265	278,581
Vertical Holdco GmbH, 6.63%, 07/15/28(c)	EUR	90	107,941

			1,723,426

Media — 3.2%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)	USD	17	17,808
Altice Financing SA 2.25%, 01/15/25(c)	EUR	600	665,890

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Altice Financing SA (continued)
3.00%, 01/15/28(c)	EUR	100	$107,753
4.25%, 08/15/29(c)		200	222,463
5.75%, 08/15/29(b)	USD	200	198,000
Altice France Holding SA
8.00%, 05/15/27(c)	EUR	100	120,291
10.50%, 05/15/27(b)	USD	300	322,500
6.00%, 02/15/28(b)		200	191,000
AMC Entertainment Holdings, Inc., (10.00% Cash or 12.00% PIK), 10.00%, 06/15/26(b)(h)		46	45,451
AMC Networks, Inc., 4.25%, 02/15/29		26	25,837
Banijay Group SAS, 6.50%, 03/01/26(c)	EUR	200	236,310
Block Communications, Inc., 4.88%, 03/01/28(b)	USD	6	6,000
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/30(b)		167	170,873
4.25%, 02/01/31(b)		105	105,922
4.50%, 05/01/32		118	121,392
4.50%, 06/01/33(b)		41	41,829
4.25%, 01/15/34(b)		162	159,380
Cengage Learning, Inc., 9.50%, 06/15/24(b)		1,000	1,006,250
Charter Communications Operating LLC/Charter Communications Operating Capital 5.75%, 04/01/48		200	249,412
3.70%, 04/01/51		105	101,513
4.40%, 12/01/61		600	620,704
Clear Channel Outdoor Holdings, Inc.(b) 7.75%, 04/15/28		120	128,400
7.50%, 06/01/29		211	225,242
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		194	200,743
Comcast Corp. 3.75%, 04/01/40		110	123,148
2.94%, 11/01/56(b)		54	51,437
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		585	614,981
CSC Holdings LLC, 5.75%, 01/15/30(b)		200	199,250
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(b)		83	84,968
DISH DBS Corp. 7.75%, 07/01/26		40	42,200
5.25%, 12/01/26(b)		211	214,331
5.75%, 12/01/28(b)		166	167,660
5.13%, 06/01/29		123	111,930
Frontier Communications Holdings LLC(b) 5.88%, 10/15/27		89	94,117
5.00%, 05/01/28		62	63,860
6.75%, 05/01/29		107	111,280
6.00%, 01/15/30		91	91,455
iHeartCommunications, Inc., 8.38%, 05/01/27		6	6,677
Iliad Holding SAS(b) 6.50%, 10/15/26		200	210,146
7.00%, 10/15/28		200	210,314
Iliad Holding SASU, 5.13%, 10/15/26(c)	EUR	200	237,662
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(c)		131	149,917
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)	USD	180	189,000
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(h)		1,698	1,329,881
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		26	26,455

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc.(b) 4.88%, 11/01/24	USD	6	$6,060
6.50%, 05/15/27		232	253,750
4.75%, 10/15/27		39	40,072
Lorca Telecom Bondco SA, 4.00%, 09/18/27(c)	EUR	446	516,022
Midas OpCo Holdings LLC, 5.63%, 08/15/29(b)	USD	48	49,140
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(c)(g)		200	210,162
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		13	13,303
Radiate Holdco LLC/Radiate Finance, Inc.(b) 4.50%, 09/15/26		65	65,650
6.50%, 09/15/28		300	301,360
Sinclair Television Group Inc., 4.13%, 12/01/30(b)		24	22,740
Sirius XM Radio, Inc.(b) 4.00%, 07/15/28		92	92,514
3.88%, 09/01/31		124	121,576
Summer BC Holdco A Sarl, 9.25%, 10/31/27(c)	EUR	451	552,633
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(c)(h)		419	487,153
Tele Columbus AG, 3.88%, 05/02/25(c)		500	560,711
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	USD	25	22,075
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		194	209,669
Univision Communications, Inc., 6.63%, 06/01/27(b)		50	53,875
UPC Holding BV, 3.88%, 06/15/29(c)	EUR	100	115,985
UPCB Finance VII Ltd., 3.63%, 06/15/29(c)		200	232,254
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28(c)	GBP	100	135,324
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	USD	200	201,509

			13,885,169

Metals & Mining — 1.1%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(c)		200	216,500
Allegheny Technologies, Inc. 4.88%, 10/01/29		18	18,018
5.13%, 10/01/31		20	20,150
Arconic Corp., 6.13%, 02/15/28(b)		40	42,568
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		215	232,469
Constellium SE, 5.88%, 02/15/26(b)		250	253,307
Freeport-McMoRan, Inc. 5.40%, 11/14/34		4	4,870
5.45%, 03/15/43		256	321,815
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		20	21,750
JSW Steel Ltd.(c) 5.38%, 04/04/25		200	209,500
3.95%, 04/05/27		200	197,500
Kaiser Aluminum Corp.(b) 4.63%, 03/01/28		3	3,030
4.50%, 06/01/31		47	46,236
KME SE, 6.75%, 02/01/23(c)	EUR	100	108,954
Minmetals Bounteous Finance BVI Ltd., 4.20%, 07/27/26(c)	USD	200	215,320
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(c)		1,000	819,250
New Gold, Inc.(b) 6.38%, 05/15/25		9	9,248
7.50%, 07/15/27		100	106,250
Novelis Corp.(b) 4.75%, 01/30/30		163	171,354
3.88%, 08/15/31		154	153,038

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(c)	EUR	100	$116,947
Periama Holdings LLC, 5.95%, 04/19/26(c)	USD	200	212,500
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(b)		22	22,440
United States Steel Corp., 6.88%, 03/01/29		75	80,719
Vedanta Resources Finance II PLC(c) 8.00%, 04/23/23		425	415,517
13.88%, 01/21/24		500	529,156
8.95%, 03/11/25		200	195,500

			4,743,906

Multiline Retail — 0.1%
Dufry One BV(c) 2.50%, 10/15/24	EUR	100	111,848
0.75%, 03/30/26(f)	CHF	200	207,317
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)	USD	86	91,278

			410,443

Oil, Gas & Consumable Fuels — 3.4%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)		85	91,307
Antero Midstream Partners LP/Antero Midstream
Finance Corp.(b) 5.75%, 03/01/27		32	33,160
5.75%, 01/15/28		6	6,292
5.38%, 06/15/29		37	39,036
Antero Resources Corp.(b) 7.63%, 02/01/29		41	45,510
5.38%, 03/01/30		8	8,552
Apache Corp. 4.25%, 01/15/30		34	36,897
5.10%, 09/01/40		50	56,500
5.25%, 02/01/42		14	16,170
5.35%, 07/01/49		11	12,568
Arcosa, Inc., 4.38%, 04/15/29(b)		68	68,935
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		60	80,100
5.88%, 06/30/29		75	72,164
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		242	241,775
Buckeye Partners LP 4.13%, 03/01/25(b)		5	5,163
5.85%, 11/15/43		28	27,475
5.60%, 10/15/44		33	32,132
Callon Petroleum Co. 6.13%, 10/01/24		19	18,715
9.00%, 04/01/25(b)		111	119,880
8.00%, 08/01/28(b)		103	104,030
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(c)(f)	EUR	1,100	1,231,368
Centennial Resource Production LLC, 6.88%, 04/01/27(b)	USD	25	25,500
Chesapeake Energy Corp., 5.88%, 02/01/29(b)		5	5,349
Citgo Holding, Inc., 9.25%, 08/01/24(b)		1,638	1,646,190
CITGO Petroleum Corp.(b) 7.00%, 06/15/25		54	55,571
6.38%, 06/15/26		51	51,765
Civitas Resources, Inc., 5.00%, 10/15/26(b)		16	16,157
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		49	48,816

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp., 6.00%, 01/15/29(b)	USD	16	$16,640
Colgate Energy Partners III LLC(b) 7.75%, 02/15/26		25	27,000
5.88%, 07/01/29		63	64,890
Comstock Resources, Inc.(b) 7.50%, 05/15/25		9	9,281
6.75%, 03/01/29		113	122,560
5.88%, 01/15/30		60	61,500
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp., 6.00%, 02/01/29(b)		2	2,077
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		154	157,465
DCP Midstream Operating LP 6.75%, 09/15/37(b)		81	108,350
5.60%, 04/01/44		5	6,220
Diamondback Energy, Inc., 4.75%, 05/31/25		125	136,930
DT Midstream, Inc.(b) 4.13%, 06/15/29		75	76,781
4.38%, 06/15/31		116	120,640
Dycom Industries, Inc., 4.50%, 04/15/29(b)		22	22,412
EG Global Finance PLC, 6.25%, 10/30/25(c)	EUR	600	700,177
Energy Transfer LP 5.40%, 10/01/47	USD	150	176,019
Series G, (5 year CMT + 5.31%), 7.13%(a)(g)		159	161,385
Series H, (5 year CMT + 5.69%), 6.50%(a)(g)		106	107,855
EnLink Midstream LLC, 5.63%, 01/15/28(b)		37	38,480
EnLink Midstream Partners LP 5.60%, 04/01/44		21	21,180
5.05%, 04/01/45		5	4,825
EQM Midstream Partners LP 6.00%, 07/01/25(b)		52	56,550
4.13%, 12/01/26		14	14,350
6.50%, 07/01/27(b)		40	44,800
EQT Corp. 3.90%, 10/01/27		11	11,798
7.50%, 02/01/30		3	3,855
3.63%, 05/15/31(b)		9	9,338
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28		21	21,158
Great Western Petroleum LLC/Great Western Finance
Corp., 12.00%, 09/01/25(b)		2	2,100
Harvest Midstream I LP, 7.50%, 09/01/28(b)		12	12,840
Hess Corp., 5.80%, 04/01/47		248	316,832
Hess Midstream Operations LP, 4.25%, 02/15/30(b)		45	44,662
Hilong Holding Ltd., 9.75%, 11/18/24(c)		200	161,662
Howard Midstream Energy Partners LLC, 6.75%, 01/15/27(b)		7	7,173
Independence Energy Finance LLC, 7.25%, 05/01/26(b)		73	75,829
ITT Holdings LLC, 6.50%, 08/01/29(b)		61	60,390
MasTec, Inc., 4.50%, 08/15/28(b)		34	35,317
Matador Resources Co., 5.88%, 09/15/26		110	113,300
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26(c)		200	206,760
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25(c)		250	255,047
Murphy Oil Corp., 6.38%, 12/01/42		2	2,000
Murphy Oil USA, Inc., 4.75%, 09/15/29		24	25,260
Nabors Industries Ltd.(b) 7.25%, 01/15/26		9	8,325
7.50%, 01/15/28		29	26,245

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Nabors Industries, Inc., 7.38%, 05/15/27(b)	USD	37	$38,302
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		400	408,500
New Fortress Energy, Inc.(b) 6.75%, 09/15/25		122	123,220
6.50%, 09/30/26		1,690	1,677,325
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		256	264,013
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		74	103,603
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)		126	132,930
NuStar Logistics LP 5.75%, 10/01/25		20	21,522
6.38%, 10/01/30		5	5,550
Occidental Petroleum Corp. 6.95%, 07/01/24		14	15,566
5.50%, 12/01/25		23	25,516
5.55%, 03/15/26		8	8,906
8.88%, 07/15/30		7	9,441
4.30%, 08/15/39		81	80,779
6.20%, 03/15/40		123	151,290
4.50%, 07/15/44		29	29,870
4.63%, 06/15/45		106	109,975
6.60%, 03/15/46		3	3,893
4.40%, 04/15/46		108	110,700
4.10%, 02/15/47		20	19,600
4.20%, 03/15/48		69	69,000
4.40%, 08/15/49		20	20,250
Oil India International Pte Ltd., 4.00%, 04/21/27(c)		200	209,412
Parkland Corp., 5.88%, 07/15/27(b)		29	30,595
PDC Energy, Inc., 6.13%, 09/15/24		2	2,025
Pertamina Persero PT, 4.18%, 01/21/50(c)		200	206,037
Qatar Petroleum, 3.13%, 07/12/41(c)		200	201,750
Range Resources Corp. 4.88%, 05/15/25		8	8,260
9.25%, 02/01/26		10	10,778
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)		91	93,730
SM Energy Co. 10.00%, 01/15/25(b)		66	72,642
5.63%, 06/01/25		17	17,128
6.75%, 09/15/26		26	26,715
6.50%, 07/15/28		15	15,525
Southwestern Energy Co. 5.38%, 02/01/29		83	87,772
4.75%, 02/01/32		40	42,124
Summit Digitel Infrastructure Pvt Ltd., 2.88%, 08/12/31(c)		200	192,990
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.75%, 04/15/25		118	106,200
8.50%, 10/15/26(b)		761	792,909
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27		2	2,086
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		133	138,320
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.50%, 03/01/30		68	74,290
4.88%, 02/01/31		39	42,352
TotalEnergies SE, Series FP, 0.50%, 12/02/22(c)(f)		200	203,840
Transocean, Inc., 11.50%, 01/30/27(b)		21	20,580
Venture Global Calcasieu Pass LLC(b) 3.88%, 08/15/29		134	139,025
4.13%, 08/15/31		124	131,440

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Venture Global Calcasieu Pass LLC(b) (continued) 3.88%, 11/01/33	USD	109	$114,513
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)		103	111,755
Western Midstream Operating LP 5.45%, 04/01/44		86	102,770
5.30%, 03/01/48		74	89,170
5.50%, 08/15/48		4	4,778
6.50%, 02/01/50		90	106,425

			14,683,022

Personal Products — 0.2%
Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 4.75%, 01/15/29(b)		27	27,439
Coty, Inc.(c) 3.88%, 04/15/26	EUR	237	275,082
4.75%, 04/15/26		400	457,677

			760,198

Pharmaceuticals — 1.2%
AbbVie, Inc., 4.75%, 03/15/45	USD	250	311,820
Bausch Health Cos., Inc.(b) 6.13%, 04/15/25		82	83,522
5.00%, 01/30/28		50	46,000
4.88%, 06/01/28		31	31,620
5.00%, 02/15/29		82	72,365
6.25%, 02/15/29		73	69,368
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/27(c)	EUR	100	115,728
4.38%, 01/15/28(c)		164	194,564
5.50%, 01/15/28(b)	USD	200	202,500
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)		107	108,917
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)		102	99,960
Gruenenthal GmbH(c) 3.63%, 11/15/26	EUR	300	350,464
4.13%, 05/15/28		100	117,310
Luye Pharma Group Ltd., 1.50%, 07/09/24(c)(f)	USD	400	400,400
Nidda BondCo GmbH, 5.00%, 09/30/25(c)	EUR	100	112,996
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(c)		1,000	1,132,391
Option Care Health, Inc., 4.38%, 10/31/29(b)		24	24,060
Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/31(b)		200	208,936
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		57	57,071
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		200	204,386
Rossini Sarl, 6.75%, 10/30/25(c)	EUR	100	117,964
Teva Pharmaceutical Finance Netherlands II BV 6.00%, 01/31/25		300	367,017
4.50%, 03/01/25		100	117,963
1.88%, 03/31/27(c)		100	104,692
3.75%, 05/09/27		496	561,449

			5,213,463

Real Estate Management & Development — 4.0%
Adler Group SA, 3.25%, 08/05/25(c)		300	296,124
ADLER Group SA, 2.00%, 11/23/23(c)(f)		100	101,090
Agile Group Holdings Ltd.(c) 4.85%, 08/31/22	USD	300	196,556
(5 year CMT + 11.29%), 7.88%(a)(g)		200	93,937
Central China Real Estate Ltd.(c) 7.25%, 04/24/23		400	277,000

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Central China Real Estate Ltd.(c) (continued) 7.65%, 08/27/23	USD	200	$131,500
7.90%, 11/07/23		200	131,000
7.25%, 08/13/24		200	123,937
China Aoyuan Group Ltd.(c) 7.95%, 02/19/23		310	60,450
6.35%, 02/08/24		450	87,750
5.98%, 08/18/25		200	37,938
6.20%, 03/24/26		200	38,040
China Evergrande Group(c)(e)(j) 8.25%, 03/23/22		570	103,776
9.50%, 04/11/22		200	30,725
11.50%, 01/22/23		690	103,414
12.00%, 01/22/24		450	67,303
China SCE Group Holdings Ltd.(c) 7.38%, 04/09/24		200	169,260
5.95%, 09/29/24		200	165,500
7.00%, 05/02/25		200	161,500
China SCE Property Holdings Ltd., 5.88%, 03/10/22(c)		250	238,750
Citycon OYJ, (5 year EURIBOR ICE Swap Rate + 4.18%), 3.63%(a)(c)(g)	EUR	100	107,367
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(b)	USD	35	37,450
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(c)	EUR	300	335,559
Easy Tactic Ltd.(c) 5.88%, 02/13/23	USD	200	74,000
8.13%, 02/27/23		200	73,500
11.75%, 08/02/23		290	105,850
Elect Global Investments Ltd., (5 year CMT + 2.89%), 4.10%(a)(c)(g)		250	251,687
ESR Cayman Ltd., 1.50%, 09/30/25(c)(f)		200	207,200
Fantasia Holdings Group Co. Ltd.(c)(e)(j) 11.75%, 04/17/22		710	163,300
12.25%, 10/18/22		200	46,000
10.88%, 01/09/23		400	92,000
11.88%, 06/01/23		200	45,938
9.88%, 10/19/23		200	45,938
Fastighets AB Balder, (5 year EUR Swap + 3.19%), 2.87%, 06/02/81(a)(c)	EUR	700	759,294
Fuqing Investment Management Ltd., 3.25%, 06/23/25(c)	USD	200	188,600
Global Prime Capital Pte Ltd., 5.95%, 01/23/25(c)		200	203,000
GLP Pte Ltd., (5 year CMT + 3.74%), 4.50%(a)(c)(g)		200	193,912
Haimen Zhongnan Investment Development
International Co. Ltd., 12.00%, 06/08/22(c)		200	69,812
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(a)(c)(g)	EUR	100	107,305
Howard Hughes Corp.(b) 5.38%, 08/01/28	USD	51	54,317
4.13%, 02/01/29		37	37,494
4.38%, 02/01/31		34	34,340
JGC Ventures Pte Ltd., 10.75%, 08/30/21(c)(e)(j)		239	106,412
Kaisa Group Holdings Ltd.(c)(e)(j) 11.95%, 10/22/22		200	55,040
11.50%, 01/30/23		300	77,587
11.95%, 11/12/23		200	52,100
9.38%, 06/30/24		540	140,670
Kennedy-Wilson, Inc., 4.75%, 02/01/30		49	49,672
KWG Group Holdings Ltd.(c) 7.88%, 09/01/23		250	189,578

Security		Par (000)	Value

Real Estate Management & Development (continued)
KWG Group Holdings Ltd.(c) (continued)
5.88%, 11/10/24	USD	200	$145,000
Longfor Group Holdings Ltd., 4.50%, 01/16/28(c)		200	211,412
Modern Land China Co. Ltd.(c)(e)(j)
12.85%, 10/25/21		200	43,938
11.80%, 02/26/22		200	35,938
9.80%, 04/11/23		600	107,812
Nan Fung Treasury Ltd., 3.63%, 08/27/30(c)		200	200,920
New Metro Global Ltd., 5.00%, 08/08/22(c)		200	188,000
Powerlong Real Estate Holdings Ltd.(c)
7.13%, 11/08/22		250	228,750
6.95%, 07/23/23		200	178,500
6.25%, 08/10/24		200	170,500
Realogy Group LLC/Realogy Co-Issuer Corp.(b)
7.63%, 06/15/25		27	28,620
5.75%, 01/15/29		61	62,525
Redsun Properties Group Ltd.(c)
9.95%, 04/11/22		400	226,000
9.70%, 04/16/23		400	181,453
RKPF Overseas 2019 A Ltd., 7.88%, 02/01/23(c)		250	248,125
Ronshine China Holdings Ltd.(c)
5.50%, 02/01/22		200	149,162
8.10%, 06/09/23		250	90,000
7.35%, 12/15/23		554	207,750
Scenery Journey Ltd.(c)(e)(j)
11.50%, 10/24/22		400	51,700
13.00%, 11/06/22		200	25,913
12.00%, 10/24/23		224	28,560
Shui On Development Holding Ltd.(c)
5.50%, 03/03/25		400	383,875
5.50%, 06/29/26		205	192,636
Sinic Holdings Group Co. Ltd.(c)(e)(j)
8.50%, 01/24/22		300	11,970
10.50%, 06/18/22		200	7,980
Sinochem Offshore Capital Co. Ltd., 2.38%, 09/23/31(c)		200	193,440
Sino-Ocean Land Treasure IV Ltd.(c)
3.25%, 05/05/26		200	183,000
4.75%, 08/05/29		300	267,750
Sunac China Holdings Ltd.(c)
7.95%, 10/11/23		200	128,000
6.65%, 08/03/24		200	128,000
7.00%, 07/09/25		420	264,469
Times China Holdings Ltd.(c)
6.75%, 07/16/23		250	184,891
6.75%, 07/08/25		400	271,875
6.20%, 03/22/26		200	135,937
Wanda Group Overseas Ltd.(c)
7.50%, 07/24/22		200	187,000
8.88%, 03/21/23		200	175,500
Wanda Properties Overseas Ltd.(c)
7.25%, 04/28/22		200	197,937
6.88%, 07/23/23		200	190,500
WeWork Cos. LLC/WW Co-Obligor, Inc., 5.00%, 07/10/25(b)		46	39,934
WeWork Cos., Inc., 7.88%, 05/01/25(b)		2,889	2,761,566
Yango Justice International Ltd.
10.25%, 09/15/22		200	51,938
8.25%, 11/25/23(c)		200	51,938
7.50%, 04/15/24(c)		200	53,290
7.88%, 09/04/24(c)		200	51,938

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Yanlord Land HK Co. Ltd.(c)
6.75%, 04/23/23	USD	200	$201,937
6.80%, 02/27/24		200	201,500
Yuzhou Group Holdings Co. Ltd.(c)
7.70%, 02/20/25		200	57,000
8.30%, 05/27/25		600	171,000
7.38%, 01/13/26		400	110,000
Zhenro Properties Group Ltd.(c)
8.70%, 08/03/22		400	300,000
8.35%, 03/10/24		400	274,000
7.88%, 04/14/24		234	153,270
7.35%, 02/05/25		200	127,350

			17,042,471

Road & Rail — 0.5%
Autostrade per l’Italia SpA, 2.00%, 01/15/30(c)	EUR	1,000	1,173,110
Danaos Corp., 8.50%, 03/01/28(b)	USD	507	555,165
Indian Railway Finance Corp. Ltd., 3.25%, 02/13/30(c)		200	202,788
Seaspan Corp., 5.50%, 08/01/29(b)		357	358,785

			2,289,848

Semiconductors & Semiconductor Equipment — 0.3%
ams AG(c)(f)
2.13%, 11/03/27	EUR	300	331,270
Series AMS, 0.00%, 03/05/25(i)		400	405,076
Broadcom, Inc., 3.75%, 02/15/51(b)	USD	150	156,826
SK Hynix, Inc., 2.38%, 01/19/31(c)		200	192,600

			1,085,772

Software — 0.7%
Boxer Parent Co., Inc.
6.50%, 10/02/25(c)	EUR	300	358,032
7.13%, 10/02/25(b)	USD	25	26,219
9.13%, 03/01/26(b)		131	136,567
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(a)(c)	EUR	109	124,340
Elastic NV, 4.13%, 07/15/29(b)	USD	66	65,299
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		62	63,455
MicroStrategy, Inc., 6.13%, 06/15/28(b)		49	49,123
Oracle Corp., 3.95%, 03/25/51		630	654,008
Playtika Holding Corp., 4.25%, 03/15/29(b)		106	103,880
Rocket Software, Inc., 6.50%, 02/15/29(b)		35	34,146
Skillz, Inc., 10.25%, 12/15/26(b)		900	891,522
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		321	332,235

			2,838,826

Specialty Retail — 0.4%
Arko Corp., 5.13%, 11/15/29(b)		32	30,920
Douglas GmbH, 6.00%, 04/08/26(c)	EUR	700	794,559
Goldstory SASU, 5.38%, 03/01/26(c)		403	467,992
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29(b)	USD	250	271,562
Staples, Inc.(b)
7.50%, 04/15/26		181	185,977
10.75%, 04/15/27		37	34,873
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)(c)	EUR	100	112,996

			1,898,879

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals — 0.0%
II-VI, Inc., 5.00%, 12/15/29(b)	USD	56	$57,188

Textiles, Apparel & Luxury Goods — 0.6%
Calceus Acquisition, Inc., 9.75%, 02/12/25(d)		1,934	1,943,176
Crocs, Inc.(b) 4.25%, 03/15/29		34	33,575
4.13%, 08/15/31		35	34,213
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(c)(e)(f)(j)	EUR	300	295,823
Kontoor Brands, Inc., 4.13%, 11/15/29(b)	USD	18	18,000
Prime Bloom Holdings Ltd., 6.95%, 07/05/22(c)(e)(j)		200	39,937
Wolverine World Wide, Inc., 4.00%, 08/15/29(b)		18	17,501

			2,382,225

Thrifts & Mortgage Finance — 0.3%
Enact Holdings, Inc., 6.50%, 08/15/25(b)		73	79,752
Home Point Capital, Inc., 5.00%, 02/01/26(b)		45	41,737
Jerrold Finco PLC(c) 4.88%, 01/15/26	GBP	191	261,760
5.25%, 01/15/27		241	332,077
MGIC Investment Corp., 5.25%, 08/15/28	USD	32	33,600
Nationstar Mortgage Holdings, Inc.(b) 6.00%, 01/15/27		28	29,168
5.13%, 12/15/30		24	23,700
5.75%, 11/15/31		18	17,910
Nationwide Building Society, (5 year UK Government Bond + 5.39%), 5.88%(a)(c)(g)	GBP	200	290,743

			1,110,447

Tobacco — 0.0%
BAT Capital Corp., 4.54%, 08/15/47	USD	100	104,582

Transportation — 0.1%
Autostrade per l’Italia SpA, 2.00%, 12/04/28(c)	EUR	196	230,794

Transportation Infrastructure — 0.0%
Heathrow Finance PLC, 4.63%, 09/01/29(c)(k)	GBP	100	133,122

Utilities — 0.3%
ACEN Finance Ltd., 4.00%(c)(g)	USD	220	217,731
Consensus Cloud Solutions, Inc.(b) 6.00%, 10/15/26		13	13,521
6.50%, 10/15/28		15	15,675
Huachen Energy Co. Ltd., 6.63%, 05/18/22(e)(j)		200	95,000
India Green Power Holdings, 4.00%, 02/22/27(c)		250	250,313
Minejesa Capital BV, 4.63%, 08/10/30(c)		200	205,500
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(c)		250	242,703
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		77	79,888
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(c)	GBP	109	150,465
Vistra Operations Co. LLC, 4.38%, 05/01/29(b)	USD	40	40,065

			1,310,861

Wireless Telecommunication Services — 1.4%
Altice France SA 5.88%, 02/01/27(c)	EUR	500	594,155
4.13%, 01/15/29(c)		100	112,996
5.13%, 07/15/29(b)	USD	200	195,090
4.25%, 10/15/29(c)	EUR	147	166,104
Digicel International Finance Ltd./Digicel international Holdings Ltd., (6.00% Cash and 7.00% PIK), 13.00%, 12/31/25(b)(h)	USD	2,070	2,124,079

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Oi Movel SA, 8.75%, 07/30/26(c)	USD	200	$205,600
T-Mobile USA, Inc., 3.40%, 10/15/52(b)		925	920,732
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(b) 7.88%, 02/15/25		35	36,531
6.50%, 02/15/29		96	95,670
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(b)		208	219,960
Vmed O2 UK Financing I PLC 4.50%, 07/15/31(c)	GBP	700	943,940
4.75%, 07/15/31(b)	USD	200	202,500
Vodafone Group PLC, (5 year EUR Swap + 3.23%), 3.00%, 08/27/80(a)(c)	EUR	100	114,704

			5,932,061

Total Corporate Bonds — 39.6% (Cost: $180,223,075)			169,682,569

Floating Rate Loan Interests

Aerospace & Defense(a) — 0.5%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28	USD	470	470,315
Term Loan C, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28		95	95,657
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.22%, 10/31/26		15	15,488
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(l)		34	33,862
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26		146	142,058
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26		272	264,228
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26		24	20,605
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29		313	316,521
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		605	604,461
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 01/15/25		32	31,689
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		193	189,829

			2,184,713

Air Freight & Logistics(a) — 0.1%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/06/28		54	53,754
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		300	290,292
PECF USS Intermediate Holding III Corporation, Term Loan B, 12/15/28(l)		185	185,413

			529,459

Airlines(a) — 0.3%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		258	266,891

Security		Par (000)	Value

Airlines (continued)
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28	USD	214	$212,822
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		173	162,657
2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 2.11%, 12/15/23		54	52,253
Avianca Holdings SA, 2020 DIP PIK Delayed Draw Term Loan A, (1.50% PIK), 6.25%, 11/10/21(d)(h)		1	858
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27		398	418,934
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		338	338,903

			1,453,318

Auto Components(a) — 1.2%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28		60	59,638
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		510	506,730
MetricStream, Inc., Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 09/28/24(d)		2,615	2,539,539
Sonny’s Enterprises, Inc., 2020 Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 08/05/26(d)		1,042	1,062,898
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 01/31/28		210	209,047
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.22%, 05/16/24		323	319,865
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.47%, 12/02/26		5	4,862
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.18%, 02/05/26		321	316,256

			5,018,835

Automobiles — 0.4%
Sonny’s Enterprises, Inc., 2020 Delayed Draw Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 4.29%, 08/05/26(a)(d)		1,630	1,662,149

Banks(a) — 1.4%
CivicPlus LLC, Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 08/24/27(d)		767	748,684
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		472	471,760
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 5.50%, 10/29/28		259	258,352
OpenMarket Inc., Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 09/17/26(d)		4,489	4,359,904

			5,838,700

Building Materials(a) — 0.0%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		5	4,936
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 04/12/28		16	15,541

			20,477

Building Products(a) — 0.3%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 11/23/27		485	482,310
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%), 3.25%, 05/05/24		162	161,487

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 07/28/28	USD	61	$61,332
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		12	11,921
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/22/28		163	162,692
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		342	341,842

			1,221,584

Capital Markets(a) — 0.5%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		355	354,856
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		508	507,079
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28		170	172,975
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		67	67,151
Focus Financial Partners LLC
2021 Delayed Draw Term Loan, (PRIME + 1.50%), 4.75%, 06/24/28		22	21,401
2021 Term Loan, (1 mo. LIBOR + 2.50%), 3.00%, 07/01/28		93	92,506
Pico Quantitative Trade Holding LLC, Term Loan, (3 mo. LIBOR + 7.25%), 8.75%, 02/05/25(d)		931	939,976

			2,155,944

Chemicals(a) — 1.0%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		60	60,495
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 03/18/28		286	284,917
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1	1,353
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.10%, 01/31/26		155	154,486
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		75	74,689
INH Buyer, Inc., (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 06/28/28(d)		2,693	2,679,784
Lonza Group AG, USD Term Loan B, (6 mo. LIBOR + 4.00%), 4.75%, 07/03/28		98	97,377
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.72%, 03/02/26		123	122,252
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		186	186,108
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/29/27		16	15,642
Oxea Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 3.44%, 10/14/24		81	80,137
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 06/09/28		123	123,159
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 07/31/26(d)		75	74,275
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		61	59,979

Security		Par (000)	Value

Chemicals (continued)
Sparta U.S. HoldCo LLC, 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 08/02/28	USD	128	$128,040
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/01/25		5	4,627
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		41	41,031

			4,188,351

Commercial Services & Supplies(a) — 2.6%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/12/28		318	316,229
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 3.23%, 11/03/23		11	10,986
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		150	148,553
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28(d)		303	303,757
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 5.35%, 01/20/29		117	116,440
BW NHHC Holdco, Inc.
(10.00% PIK), 5.07%, 11/15/25(h)		1,279	946,640
(3 mo. LIBOR + 5.00%), 5.16%, 05/15/25		1,995	1,694,111
Covanta Holding Corp.(l) 2021 Term Loan B, 11/30/28		105	105,076
2021 Term Loan C, 11/30/28		8	7,871
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/27/26		64	63,798
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		263	262,639
KAR Auction Services, Inc., 2019 Term Loan B6, 09/19/26(d)(l)		32	31,512
Oversight Systems, Inc., (1 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 09/23/26(d)		976	951,451
Packers Holdings LLC, 2021 Term Loan, (6 mo. LIBOR + 3.25%), 4.00%, 03/09/28		210	208,939
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 3.50%, 09/23/26		124	123,386
Security Services Acquisition Sub Corp, Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 02/15/24(d)		2,308	2,277,719
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		482	482,039
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 06/16/26		2,000	1,810,000
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.10%, 08/27/25		562	561,594
Viad Corp, Initial Term Loan, (3 mo. LIBOR + 5.00%), 5.50%, 07/30/28		206	205,309
VT Topco, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 07/31/26(d)		623	623,216

			11,251,265

Construction & Engineering(a) — 0.3%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		552	538,840
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 09/30/29(d)		91	89,635

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28	USD	54	$53,965
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 06/02/28		483	481,337
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 05/12/28		130	129,662

			1,293,439

Construction Materials(a) — 2.0%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 07/27/28		545	541,508
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		319	315,544
Forterra Finance, LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		28	27,644
Kellermeyer Bergensons Services LLC(d)
2019 Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 11/07/26		420	416,298
2020 Delayed Draw Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 11/07/26		93	91,586
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 4.77%, 11/07/26		84	83,370
PHRG Intermediate LLC, Term Loan, 12/16/26(d)(l)		4,500	4,432,500
PT Solutions, Term Loan, (3 mo. LIBOR + 5.75%), 6.50%, 12/17/27(d)		2,526	2,475,789
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 3.22%, 06/01/26		20	19,657

			8,403,896

Containers & Packaging(a) — 0.4%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		361	355,275
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/01/27		961	962,510
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/02/28		55	54,458
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 07/31/26		185	184,405
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 08/18/27		158	157,224
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 4.00%, 09/15/28		6	6,298
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 4.50%, 09/15/28		110	110,181

			1,830,351

Distributors(a) — 0.8%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		31	30,394
Kid Distro Holdings, LLC, Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 6.12%, 10/01/27(d)		1,314	1,280,112
Supplyone, Inc, Term Loan, (1 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 02/01/24(d)		1,988	1,977,454

Security		Par (000)	Value

Distributors (continued)
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24	USD	22	$21,210
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		71	61,411

			3,370,581

Diversified Consumer Services(a) — 3.6%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 6.50%, 12/30/24		1,235	1,222,447
Ascend Learning, LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 12/10/29		72	72,120
2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 12/11/28		246	245,437
Brook and Whittle Holding Corp.
2021 2nd Lien Delayed Draw Term Loan, 0.00%, 12/14/29		261	261,353
2021 2nd Lien Term Loan, 12/14/29(l)		1,505	1,468,256
Chronicle Bidco, Inc.(d)
2020 Delayed Draw Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/14/25		1,321	1,338,187
2020 Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/14/25		1,299	1,311,696
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 07/11/25		140	139,850
Laseraway Intermediate Holdings II, LLC, Term Loan, (3 mo. LIBOR + 5.75%), 6.50%, 10/12/27(d)		2,267	2,249,667
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		499	469,826
Ola Singapore PTE, Ltd., Term Loan, (SOFR + 7.00%, 0.70% Floor), 6.53%, 12/03/26(d)		116	116,580
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/28/27		125	124,207
Perchhq LLC, Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.50%, 10/15/25(d)		3,284	3,294,177
Serta Simmons Bedding LLC, 2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		611	571,389
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27		253	253,458
Thrasio LLC, Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 12/18/26		2,199	2,177,118
Voyage Australia Pty Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 07/20/28		56	55,808

			15,371,576

Diversified Financial Services(a) — 10.8%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		657	659,271
Aerospike, Term Loan, (3 mo. LIBOR + 7.50%), 7.50%, 12/29/25		1,713	1,696,202
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 03/10/28(d)		18	17,775
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 02/04/28		190	189,091
Amerilife Holdings LLC, Second Lien Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 03/18/28(d)		579	578,592

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
AQGEN Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 08/02/28	USD	329	$327,273
ARAS Corp.(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 4.25%, 04/13/27		202	199,383
Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 8.00%, 04/13/27		1,910	1,887,126
Arrow Purchaser, Inc., Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 04/15/26(d)		1,228	1,255,253
Barri Financial Group LLC(d)
2021 Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 06/30/26		240	242,723
Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 10/23/24		272	274,797
Belron Finance US LLC, 2021 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 04/13/28		102	102,074
Castlelake Aviation Ltd., Term Loan B, 10/22/26(l)		213	211,564
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 09/01/28		241	239,720
Comet Bidco Ltd., 2018 USD Term Loan B, (6 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/30/24		2,990	2,817,515
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/01/28		14	14,057
2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 12/01/27		445	445,255
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.22%, 02/07/25		268	266,377
GC Waves Holdings, Inc.(d)
(3 mo. LIBOR + 5.72%, 1.00% Floor), 5.91%, 10/31/25		892	900,978
2021 Delayed Draw Term Loan, (1 Week LIBOR + 5.50%, 1.00% Floor), 3.46%, 08/13/26		1,173	1,184,823
Greystone Affordable Housing LLC, (3 mo. LIBOR + 6.00%), 7.25%, 07/01/26(d)		2,800	2,800,000
HowlCo LLC, Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 10/23/26(d)		1,109	1,087,154
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 02/16/28		72	72,603
IT Parent LLC(d)
(1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 10/01/26		2,485	2,440,489
(3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 09/30/26		317	311,145
(3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 10/01/26		96	93,910
Job & Talent USA, Inc.(d)
Delayed Draw Term Loan, (1 mo. LIBOR + 8.75%, 1.00% Floor), 8.85%, 01/27/25		500	505,000
Term Loan, (1 mo. LIBOR + 8.75%, 1.00% Floor), 9.75%, 01/27/25		1,500	1,515,000
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		214	212,364
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 6.25%, 09/21/29		19	19,208
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/23/28		45	44,812

Security		Par (000)	Value

Diversified Financial Services (continued)
Kroll Bond Rating Agency, Inc., Term Loan, (3 mo. LIBOR + 6.00%), 6.75%, 12/10/27(d)	USD	3,971	$3,970,588
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		230	227,787
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 11/02/27		26	25,734
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		526	526,804
MSM Acquisitions, Inc.(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 3.00%, 12/09/26		354	357,906
Revolver, (PRIME + 8.25%), 1.22%, 12/09/26		13	13,227
Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/09/26		1,075	1,085,357
Oasis Financial LLC, Second Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 06/30/26(d)		2,000	1,974,000
Porcelain Acquisition Corp., (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 04/01/27(d)		1,082	1,078,046
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 09/25/26		223	222,095
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 02/08/28		64	63,973
Skopima Merger Sub, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 7.50%), 8.00%, 04/30/29(d)		3,000	3,030,000
SMG US Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 2.63%, 01/23/25		149	144,573
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.47%, 07/30/25		126	121,220
Sunland Asphalt & Construction LLC(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 7.00%, 01/13/26		352	352,443
Revolver, (3 mo. LIBOR + 6.00%, 1.00% Floor), 2.97%, 01/13/26		33	32,920
Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 01/13/26		1,046	1,045,523
Supplyone, Inc., (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 02/01/24(d)		1,263	1,247,328
Touchstone Acquisition, Inc., 2021 Term Loan, 12/21/28(l)		4,500	4,410,000
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		653	652,444
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		323	321,321
Vulcan Acquisition, Inc., 2021 Incremental Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 03/15/27(d)		1,306	1,319,147
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		30	29,703
Zilliant Incorporated, Term Loan, 12/21/27(d)(l)		1,481	1,451,852

			46,315,525

Diversified Telecommunication Services(a) — 0.6%
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.25%, 10/02/27		19	19,233
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 05/01/28		2,243	2,238,486
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		5	4,985
2021 DIP Term Loan, (3 mo. LIBOR + 4.75%), 5.75%, 10/13/22		2	2,364

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 11/04/26	USD	126	$125,514
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28		174	173,130
Telesat Canada, Term Loan B5, (2 mo. LIBOR + 2.75%), 2.90%, 12/07/26(d)		13	11,183

			2,574,895

Electric Utilities(a) — 0.2%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27		104	103,652
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28		652	644,420

			748,072

Electrical Equipment(a) — 0.9%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 06/23/28		172	171,141
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%), 3.25%, 03/31/27		46	45,835
II-VI Incorporated, 2021 Bridge Term Loan B, 12/01/28(l)		143	142,642
Razor Group GmbH(d)
(Fixed + 7.00%), 7.00%, 09/30/23		401	616,933
Delayed Draw Term Loan, (3 mo. LIBOR + 9.00%), 10.00%, 04/23/25		3,000	2,994,000

			3,970,551

Electronic Equipment, Instruments & Components — 0.8%
ESO Solutions, Inc., (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 05/03/27(a)(d)		3,348	3,348,081

Entertainment — 0.0%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 11/12/25(a)(d)		110	112,088

Environmental, Maintenance & Security Service(a) — 0.1%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		43	42,262
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 11/02/27		202	202,356

			244,618

Equity Real Estate Investment Trusts (REITs) — 0.3%
Colony Display LLC, (3 mo. LIBOR + 6.50%), 7.50%, 07/01/26(a)(d)		1,329	1,286,629

Food & Staples Retailing(a) — 0.5%
Hearthside Food Solutions LLC, 2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		11	10,823
JP Intermediate B LLC, Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 11/20/25		1,784	1,647,239
US Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		227	224,445
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 11/17/28		145	144,721

			2,027,228

Food Products(a) — 0.3%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/01/25		28	27,604

Security		Par (000)	Value

Food Products (continued)
8th Avenue Food & Provisions, Inc. (continued)
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 5.50%, 10/01/25(d)	USD	113	$113,634
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		6	5,987
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/25/27		475	475,447
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		130	128,542
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		12	12,286
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 06/08/28		161	160,936
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		189	188,491

			1,112,927

Gas Utilities — 0.0%
Freeport LNG Investments, LLLP, Term Loan B, 12/21/28(a)(l)		16	15,755

Health Care Equipment & Supplies(a) — 0.5%
Appriss Health LLC, Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 05/06/27(d)		1,417	1,391,668
Electron BidCo Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 11/01/28		218	217,143
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 05/04/28		53	52,702
Medline Industries, Inc., USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 10/23/28		323	322,721
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/25		159	158,549
Toruk AS, 2021 USD Term Loan B, 11/02/28(l)		85	83,426

			2,226,209

Health Care Providers & Services(a) — 1.9%
CBI-Gator Acquisition LLC(d)
Revolver, (3 mo. LIBOR + 6.50%, 1.00% Floor), 4.39%, 10/25/27		296	291,031
Term Loan, (3 mo. LIBOR + 5.75%), 5.97%, 10/25/27		2,811	2,765,980
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 03/06/28		379	378,452
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		101	100,647
Cirrus Holdings USA LLC(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 7.00%, 01/29/27		1,089	1,100,081
Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 7.00%, 01/29/27		1,084	1,094,581
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		51	51,473
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		270	216,143
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 02/18/27		160	159,002
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.25%, 11/15/29		76	75,871
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%), 1.55%, 11/15/28		10	9,557

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
EyeCare Partners LLC (continued)
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 11/15/28	USD	56	$56,070
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.72%, 03/05/26		101	92,963
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 09/01/28		100	99,579
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 4.25%, 02/14/25		2	1,977
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 04/29/25		1,339	1,297,584
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		134	133,372
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, 12/22/28(l)		275	274,715

			8,199,078

Health Care Services(a) — 0.6%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.63%, 07/24/26		178	176,566
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29		80	78,934
Team Services Group, Second Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 10/27/28(d)		2,265	2,253,309
Unified Physician Management LLC, 2020 Term Loan, (1 mo. LIBOR + 4.25%), 5.00%, 12/16/27		192	192,339

			2,701,148

Health Care Technology(a) — 0.5%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26		131	130,879
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		90	89,166
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 06/02/28		429	428,987
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 07/24/26		159	159,180
Verscend Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 04/02/29(d)		1,241	1,241,000

			2,049,212

Hotels, Restaurants & Leisure(a) — 1.3%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		15	14,687
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		23	22,733
Boyd Gaming Corp., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.35%, 09/15/23		23	23,451
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		204	203,222
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		116	115,712
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.25%, 03/31/28		67	67,665
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		1,570	1,487,801
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		29	28,995

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23	USD	186	$184,636
Golden Nugget, Inc., 2020 Initial Term Loan, (1 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(d)		4	4,622
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		580	579,207
Oravel Stays Singapore Pte. Ltd., Term Loan B, (3 mo. LIBOR + 8.25%), 9.00%, 06/23/26		1,496	1,552,350
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		9	8,420
TA/WEG Holdings LLC(d)
2021 August Delayed Draw Term Loan, (3 mo. LIBOR + 0.50%, 1.00% Floor), 3.83%, 10/04/27		642	634,540
2021 Incremental Revolver, (2 mo. LIBOR + 5.75%, 1.00% Floor), 4.67%, 10/04/27		54	53,065
Travelport Finance (Luxembourg) Sarl(h)
2020 Super Priority Term Loan, (6.50% PIK), 4.68%, 02/28/25		39	39,666
2021 Consented Term Loan, (1.75% PIK), 5.22%, 05/29/26		253	210,411
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 10/02/28		103	102,957
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 08/03/28		257	255,831

			5,589,971

Household Durables(a) — 0.7%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%), 4.75%, 05/17/28		449	442,296
HomeRenew Buyer, Inc., Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 11/19/27(d)		2,154	2,097,763
Snap One Holdings Corp, Term Loan B, (1 mo. LIBOR + 4.50%), 5.00%, 12/08/28		142	140,927
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28		78	77,220
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 10/30/27		96	96,598

			2,854,804

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 2.50%, 03/03/28(a)		12	11,836

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25(a)		13	13,052

Industrial Conglomerates(a) — 1.0%
AVSC Holding Corp.(h) 2020 Term Loan B1, (0.25% PIK), 2.25%, 03/03/25		322	296,010
2020 Term Loan B3, (10.00% PIK), 10.00%, 10/15/26		31	35,445
Diamond (BC) B.V., 2021 Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 09/29/28		237	235,888
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		25	25,166
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 07/28/28		120	112,318
Thermostat Purchaser III, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 08/24/29(d)		1,388	1,378,091

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates (continued)
Vertical US Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%), 4.00%, 07/30/27	USD	2	$2,232
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		286	284,448
World Remit Ltd., Term Loan, (3 mo. LIBOR + 9.25%, 1.00% Floor), 10.25%, 01/27/25(d)		2,000	1,964,000

			4,333,598

Insurance(a) — 3.4%
Alera Group Holdings, Inc.(d)
2021 Delayed Draw Term Loan, (1 mo. LIBOR + 5.50%), 6.07%, 09/30/28		847	837,314
2021 Term Loan, (1 mo. LIBOR + 5.50%), 6.25%, 09/30/28		3,084	3,047,396
Alliant Holdings Intermediate LLC 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		289	285,389
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 4.00%, 11/06/27		463	461,933
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/19/28		130	128,659
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		193	191,627
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 02/12/27		41	40,420
Higginbotham Insurance Agency, Inc.(d)
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 6.25%, 0.75% Floor), 6.25%, 11/25/26		548	556,233
2020 Term Loan, (1 mo. LIBOR + 5.50%), 6.25%, 11/25/26		1,941	1,970,229
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 04/25/25		384	379,532
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.00%, 04/25/25		220	219,872
Integrity Marketing Acquisition LLC(d)
(3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/27/25		665	664,758
2020 3rd Amendment Delayed Draw Term Loan, (3 mo. LIBOR + 5.50%), 6.25%, 08/27/25		1,319	1,305,592
2021 6th Amendment Delayed Draw Term Loan, (3 mo. LIBOR + 5.50%), 5.33%, 08/27/25		825	816,662
Peter C. Foy & Associates Insurance Services LLC(d)
2021 First Lien Delayed Draw Term loan, (3 mo. LIBOR + 6.00%), 6.75%, 11/01/28		410	330,991
2021 First Lien Term Loan, (3 mo. LIBOR + 6.00%), 6.13%, 11/01/28		2,147	2,103,555
Peter C. Foy Associates & Insurance Service, Delayed Draw Term Loan B, (6 mo. LIBOR + 7.25%, 1.00% Floor), 4.13%, 03/31/26(d)		4	4,459
Puppet, Inc.(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 06/11/23		191	190,357
Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 06/19/23		572	571,071

Security		Par (000)	Value

Insurance (continued)
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 09/01/27	USD	129	$129,151
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		207	206,410
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		23	23,409

			14,465,019

Interactive Media & Services(a) — 0.4%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 06/26/28		265	264,888
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 12/06/27		53	52,394
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		634	633,255
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		596	597,117

			1,547,654

Internet & Direct Marketing Retail(a) — 0.6%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 11/08/27		418	417,990
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 4.75%, 02/12/27		31	30,729
Syndigo LLC, (6 mo. LIBOR + 8.00%), 8.75%, 12/15/28(d)		2,000	1,995,000

			2,443,719

Internet Software & Services — 0.1%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27(a)		510	509,343

IT Services(a) — 4.2%
Acquia, Inc., Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 10/31/25(d)		481	484,508
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.75%), 8.50%, 11/24/28		45	45,075
2020 USD Term Loan, (6 mo. LIBOR + 4.00%), 4.75%, 11/24/27		19	18,858
Astra Acquisition Corp., 2021 2nd Lien Term Loan, 10/22/29(l)		4,703	4,600,679
Banff Merger Sub, Inc., 2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 10/02/25		264	261,951
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/30/26		225	223,297
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/21/28		158	157,754
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.00%, 06/04/29		85	85,585
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 06/02/28		479	477,842
Edifecs, Inc.(d)
2021 1st Amendment Term Loan, (3 mo. LIBOR + 5.50%), 6.25%, 09/21/26		381	372,646
Tranche B Term Loan, (3 mo. LIBOR + 7.00%), 8.00%, 09/21/26		2,615	2,689,764

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Ensono LP, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%), 8.35%, 05/28/29(d)	USD	3,000	$3,060,000
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27		709	711,683
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(d)		69	68,864
Hyphen Solutions LLC, Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 10/27/26(d)		3,000	2,985,000
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		139	137,634
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		327	318,904
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		1,000	1,026,250
Trans Union LLC, 2021 Term Loan B6, (1 mo. LIBOR
+ 2.25%), 2.75%, 12/01/28		139	138,548
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/11/28		24	23,880
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28		23	22,685
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/02/26		17	17,021

			17,928,428

Leisure Products — 0.0%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 4.50%, 12/01/28(a)(d)		129	128,839

Life Sciences Tools & Services(a) — 0.3%
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 2.75%, 11/08/27		140	140,317
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		395	396,027
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		220	219,793
US Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		55	54,762
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		26	25,738
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 11/15/28		358	358,334

			1,194,971

Machinery(a) — 1.2%
Albion Financing 3 SARL, USD Term Loan, (3 mo. LIBOR + 5.25%), 5.75%, 08/17/26		246	246,505
ASP Blade Holdings, Inc, Initial Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 10/13/28		59	58,951
Clark Equipment Co., 2021 Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 05/18/24		98	98,032
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 10/21/28		108	107,483
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28		579	577,884
Pueblo Mechanical & Controls, Inc.(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 0.25%, 06/11/26		631	620,158

Security		Par (000)		Value

Machinery (continued)
Pueblo Mechanical & Controls, Inc.(d) (continued)
Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 06/11/26	USD	2,130		$2,093,193
Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 1.39%, 06/11/26		60		59,259
RSC Acquisition, Inc.(d)
2020 Incremental Delayed Draw Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 5.64%, 10/30/26		231		229,897
2020 Incremental Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.28%, 10/30/26		584		580,668
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.35%, 03/28/25		699		686,136

				5,358,166

Media(a) — 1.8%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 07/15/25		7		6,708
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.87%, 01/31/26		45		44,399
Altice France SA, 2018 Term Loan B13, (2 mo. LIBOR + 4.00%), 4.12%, 08/14/26		397		394,240
AMC Entertainment Holdings, Inc., 04/22/26(l)		95		71,087
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		—	(m)	454
City Football Group Ltd., Term Loan, (6 mo. LIBOR + 3.50%), 4.00%, 07/21/28(d)		124		123,070
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		759		748,017
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		659		658,709
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		21		20,815
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		340		321,530
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/17/26		164		158,997
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		126		125,277
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/13/24		593		593,851
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/12/29		264		265,209
NEP/NCP Holdco, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.10%, 10/19/26		141		137,978
Sinclair Television Group Inc., 2021 Term Loan B3, (1 mo. LIBOR + 3.00%), 3.11%, 04/01/28		11		10,409
Suited Connector LLC(d)
Revolver, (3 mo. LIBOR + 5.75%, 1.00% Floor), 5.75%, 12/01/27		360		360,260
Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 5.75%, 12/01/27		2,270		2,224,244
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		—	(m)	83
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(d)		345		344,020
Trader Interactive LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 07/28/28(d)		45		44,775

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
UPC Financing Partnership, 2021 USD Term Loan AX, (3 mo. LIBOR + 3.00%), 3.11%, 01/31/29	USD	133	$132,473
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.36%, 01/31/29		27	26,971
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		523	510,921
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		14	14,433
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		537	529,588

			7,868,518

Metals & Mining — 0.0%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.68%, 07/31/25(a)		36	36,130

Oil, Gas & Consumable Fuels(a) — 0.0%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25		62	66,856
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		19	18,237
Lealand Finance Company BV, 2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%), 1.10%, 06/30/25		5	2,206
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/28/24(d)		1	467

			87,766

Personal Products — 0.5%
Kronos Acquisition Holdings Inc., 2021 1st Lien Term Loan, 12/22/26(a)(l)		83	82,222
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 2.50%, 07/03/28(a)(d)		36	35,884
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%), 4.50%, 10/01/26(a)		576	577,908
Supergoop LLC, 0.00%(d)		1,361	1,333,584

			2,029,598

Pharmaceuticals(a) — 0.1%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		142	140,431
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 2.50%, 02/22/28		22	21,620
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 05/05/28		154	154,717
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/02/28		83	82,936
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/18/27		94	93,504
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		91	91,060

			584,268

Professional Services(a) — 0.7%
BackOffice Associates LLC(d)
(3 mo. LIBOR + 3.25%, 1.00% Floor), 2.88%, 04/30/26		72	72,016

Security		Par (000)	Value

Professional Services (continued)
BackOffice Associates LLC(d) (continued)
Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 04/30/26	USD	2,209	$2,228,938
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		603	600,272

			2,901,226

Real Estate Management & Development(a) — 1.2%
2-10 HBW LLC, (1 mo. LIBOR + 6.00%), 6.75%, 03/25/27(d)		2,170	2,163,097
Chamberlain Group Inc, Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 11/03/28		227	226,716
SitusAMC Holdings Corporation, 2021 1st Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.50%, 12/22/27(d)		3,000	2,970,000

			5,359,813

Road & Rail — 0.0%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 08/04/25(a)(d)		28	25,775

Semiconductors & Semiconductor Equipment(a) — 0.1%
MKS Instruments, Inc., 2021 USD Term Loan, 10/21/28(l)		246	245,323
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26		11	10,746
Synaptics Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.75%, 12/02/28		56	55,720

			311,789

Software(a) — 7.6%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 09/19/24		63	63,125
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 6.25%, 09/19/25		71	71,012
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 02/12/25		368	369,054
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.50%, 10/30/28		28	28,140
Bluefin Holding LLC, Term Loan, (1 mo. LIBOR + 7.75%), 7.85%, 09/04/26(d)		294	294,143
Bullhorn, Inc., 2020 Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 09/30/26(d)		1,981	1,975,973
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(d)		113	112,718
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28		547	544,949
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		107	106,637
Cornerstone OnDemand, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/16/28		112	111,560
Cybergrants Holdings LLC, Term Loan, (3 mo. LIBOR + 6.50%), 7.25%, 09/08/27(d)		1,983	1,966,956
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.50%, 05/28/24		277	269,267
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 02/04/28		21	20,947
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		45	45,975

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Epicor Software Corp. (continued)
2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.00%, 07/30/27	USD	347	$346,845
Foundation Software, Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 08/31/27(d)		1,707	1,711,237
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 03/11/28		104	102,773
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.88%, 10/27/28		597	594,337
Instructure Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 10/30/28		68	67,660
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/02/28(d)		55	54,586
IPS Corporation, 2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 7.50%, 10/01/29		115	115,095
Keep Trucking, Inc., Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 03/31/25(d)		4,500	4,500,000
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		477	475,165
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		2,453	2,431,204
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		126	126,237
Persado, Inc., (1 mo. LIBOR + 7.00%), 8.80%, 02/03/27(d)		177	178,654
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/18/28(d)		76	76,000
Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 12/17/27		263	262,929
Pluralsight, Inc., (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 04/06/27(d)		3,309	3,302,227
Proof Point, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%), 6.75%, 08/31/29		299	301,616
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 08/31/28		324	322,406
Raptor Acquisition, Inc., Term Loan, (3 mo. LIBOR + 7.00%), 7.22%, 03/28/27(d)		1,662	1,668,660
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		1,057	1,053,244
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.25%, 04/23/29		1,034	1,045,947
Rigup, Inc., Delayed Draw Term Loan, (3 mo. LIBOR + 8.50%, 1.50% Floor), 8.50%, 03/01/24(d)		1,075	1,090,580
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 08/01/25		398	395,936
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/07/27		221	220,703
Syntellis Performance Solutions LLC, Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/02/27(d)		1,279	1,304,900
Tempo Acquisition LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/31/28		38	38,000
Thunder Purchaser, Inc.(d)
(3 mo. LIBOR + 5.75%, 1.00% Floor), 5.11%, 06/30/28		581	566,212
(3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 06/30/28		2,194	2,148,414

Security		Par (000)	Value

Software (continued)
Thunder Purchaser, Inc.(d) (continued)
2021 Delayed Draw Term Loan, 06/30/28(l)	USD	233	$226,564
2021 Term Loan, (2 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 06/30/28		267	260,549
Tibco Software Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		348	348,991
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%), 5.75%, 05/03/27		240	239,941
2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26		381	378,536
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/04/26		689	686,574

			32,623,178

Specialty Retail(a) — 2.5%
Belron Finance US LLC, 2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		41	40,834
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%), 4.75%, 03/31/26(d)		133	133,167
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/24/28		68	67,575
Hanna Andersson LLC, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 07/02/26(d)		3,478	3,464,212
James Perse(d)
(3 mo. LIBOR + 6.25%), 6.47%, 09/01/28		4,000	4,002,661
(UNFND + 0.50%), 0.50%, 09/02/27		500	500,000
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 05/04/28		351	351,243
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		55	54,822
Medical Solutions LLC
2021 Delayed Draw Term Loan, 0.07%, 11/01/28		3	3,270
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 11/01/28		235	234,180
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		711	711,466
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,048	1,033,247
Woof Holdings, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/21/27		132	132,003
2nd Lien Term Loan, (6 mo. LIBOR + 7.25%), 8.00%, 12/21/28		13	13,073

			10,741,753

Technology Hardware, Storage & Peripherals(a)(d) — 1.9%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26		2,686	2,618,334
Integrate.com, Inc., Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 6.00%, 12/15/27		1,507	1,476,533
Sellerx Opco GmbH, Term Loan, (3 mo. LIBOR + 8.00%), 8.16%, 10/22/25		2,187	2,176,593
SumUp Holdings, 2021 Delayed Draw Term Loan, (3 mo. LIBOR + 7.21%, 1.00% Floor), 7.21%, 12/20/28		1,879	1,879,339

			8,150,799

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.0%
Calceus Acquisition, Inc., Term Loan B, (3 mo. LIBOR + 5.50%), 5.68%, 02/12/25(a)	USD	171	$160,782

Tobacco — 0.2%
JUUL Labs, Inc., Term Loan, (3 mo. LIBOR + 8.00%), 9.50%, 08/02/23(a)(d)		891	887,353

Trading Companies & Distributors(a) — 0.4%
AP Core Holdings II, LLC, High-Yield Term Loan B2, (1 mo. LIBOR + 5.50%), 6.25%, 09/01/27		1,500	1,501,245
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		159	157,440
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.97%, 04/03/28		16	15,942

			1,674,627

Transportation Infrastructure — 0.2%
Geo Parent Corp., Term Loan B, (1 mo. LIBOR + 5.25%), 5.35%, 12/19/25(a)(d)		980	972,544

Wireless Telecommunication Services(a) — 0.8%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 04/30/28		53	52,700
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/26/28		49	49,624
MetroNet Systems Holdings LLC(d)
2nd Lien Delayed Draw Term Loan, (1 mo. LIBOR + 7.75%, 0.75% Floor), 7.75%, 04/16/29		1,435	1,434,249
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.75%, 04/16/29		697	696,635
2nd Lien Term Loan, (3 mo. LIBOR + 8.00%), 9.00%, 10/02/28		994	1,012,684
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		23	23,309

			3,269,201

Total Floating Rate Loan Interests — 64.6% (Cost: $275,108,279)			276,791,174

Foreign Agency Obligations

India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28(c)		200	213,725

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26(c)		200	204,750

Oman — 0.1%
Oman Government International Bond, 4.75%, 06/15/26(c)		400	410,720

Pakistan — 0.3%
Pakistan Government International Bond(c)
6.00%, 04/08/26		500	499,375
7.38%, 04/08/31		200	198,500
8.88%, 04/08/51		200	197,750
Pakistan Water & Power Development Authority,
7.50%, 06/04/31(c)		200	193,438

			1,089,063

Security		Par (000)	Value

Sri Lanka — 0.1%
Sri Lanka Government International Bond(c)
6.35%, 06/28/24	USD	310	$161,646
6.83%, 07/18/26		200	100,787
7.55%, 03/28/30		200	100,975

			363,408

Total Foreign Agency Obligations — 0.5% (Cost: $2,476,760)			2,281,666

		Shares

Investment Companies

Fixed Income Funds — 1.0%
Invesco Senior Loan ETF		2,104	46,498
iShares JP Morgan USD Emerging Markets Bond ETF(n)		18,476	2,014,993
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		73,940	2,114,684

			4,176,175

Total Investment Companies — 1.0% (Cost: $4,317,457)			4,176,175

		Par (000)

Preferred Securities

Capital Trusts — 2.3%(a)

Banks(g) — 0.8%
AIB Group PLC, 6.25%(c)	EUR	600	755,679
Banco Bilbao Vizcaya Argentaria SA, 6.00%(c)		200	243,887
Bank of East Asia Ltd., 5.88%(c)	USD	250	260,438
ING Groep NV, 3.88%		572	544,115
Kasikornbank PCL, 5.28%(c)		200	208,725
Nanyang Commercial Bank Ltd., 5.00%(c)		200	202,625
Rizal Commercial Banking Corp., 6.50%(c)		200	203,600
SVB Financial Group
Series C, 4.00%		334	335,670
Series E, 4.70%		403	414,566

			3,169,305

Diversified Financial Services(g) — 0.7%
Barclays PLC, 4.38%		213	208,634
Credit Suisse Group AG, 6.25%(c)		800	852,000
Societe Generale SA, 7.38%(c)		600	643,500
UBS Group AG, 7.00%(b)		600	646,950
UniCredit SpA, 7.50%(c)	EUR	400	534,462
Woori Bank, 4.25%(c)	USD	200	206,975

			3,092,521

Diversified Telecommunication Services(b) — 0.2%
British Telecommunications PLC
4.25%, 11/23/81		400	401,500
4.88%, 11/23/81		400	402,644

			804,144

Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 3.99%(c)(g)	EUR	100	74,287

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services — 0.0%
Korian SA, 4.13%(c)(g)	GBP	100	$134,848

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00%(b)(g)	USD	43	43,554

Insurance — 0.1%
FWD Ltd., 5.50%(c)(g)		200	196,000

Internet & Direct Marketing Retail — 0.1%
Rakuten Group, Inc., 4.25%(c)(g)	EUR	400	447,658

Media — 0.0%
SES SA, 2.88%(c)(g)		100	113,992

Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.25%(c)(g)		100	123,100

Real Estate Management & Development(c)(g) — 0.2%
Aroundtown SA, 3.38%		300	352,527
Heimstaden Bostad AB, 3.00%		125	135,593
NWD Finance BVI Ltd., 4.13%	USD	450	442,125

			930,245

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(c)(g)	EUR	100	109,297

Utilities(c)(g) — 0.2%
Electricite de France SA
3.38%		200	235,100
6.00%	GBP	300	440,884

			675,984

Total Capital Trusts — 2.3%			9,914,935

		Shares

Preferred Stocks — 1.1%

Commercial Services & Supplies(d) — 0.8%
Stubhub SRS		3,000	3,116,345
Verscend Intermediate Holding		33	37,094

			3,153,439

Equity Real Estate Investment Trusts (REITs)(g) — 0.0%
Ashford Hospitality Trust, Inc., 7.50%		1,724	39,979
Braemar Hotels & Resorts, Inc., 5.50%(f)		4,800	99,840

			139,819

Insurance — 0.0%
Alliant Holdings, Inc.(d)		55	57,144

Interactive Media & Services — 0.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $771,512)(d)(o)		7,041	1,151,557

Total Preferred Stocks — 1.1%			4,501,959

Total Preferred Securities — 3.4% (Cost: $13,973,346)			14,416,894

Warrants

Capital Markets — 0.0%
Pico Quantitative Trade Holding LLC(d)		6	51,185

Security	Shares	Value

Consumer Discretionary — 0.0%
SellerX Germany GmbH & Co. KG, Series B(d)	19	$—

Electrical Equipment — 0.1%
Razor Group GmbH (Expires 07/01/22)(d)	46	377,876

Industrial Conglomerates — 0.0%
World Remit Ltd. (Expires 02/11/31), Series D(d)	1,615	39,245

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (e)	20	248

Total Warrants — 0.1% (Cost: $ — )		468,554

Total Long-Term Investments — 116.4% (Cost: $506,421,108)		498,347,382

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(n)(p)	10,498,285	10,498,285

Total Short-Term Securities — 2.4% (Cost: $10,498,285)		10,498,285

Options Purchased — 0.0% (Cost: $171,409)		61,411

Total Investments — 118.8% (Cost: $517,090,802)		508,907,078

Liabilities in Excess of Other Assets — (18.8)%		(80,682,897)

Net Assets — 100.0%		$428,224,181

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Convertible security.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Zero-coupon bond.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Rounds to less than 1,000.
(n)	Affiliate of the Fund.
(o)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,151,557, representing 0.3% of its net assets as of period end, and an original cost of $771,512.

(p)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,882,346	$6,615,939	(a)	$—	$—	$—	$10,498,285	10,498,285	$1,727	$—
iShares 0-5 Year High Yield Corporate Bond ETF(b)	6,186,293	—		(6,224,380)	217,260	(179,173)	—	—	52,892	—
iShares JP Morgan USD Emerging Markets Bond ETF	2,141,553	—		—	—	(126,560)	2,014,993	18,476	78,458	—

					$217,260	$(305,733)	$12,513,278		$133,077	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Long Bond	8	03/22/22	$1,280	$21,061
Ultra U.S. Treasury Bond	3	03/22/22	588	9,176
2-Year U.S. Treasury Note	11	03/31/22	2,399	(2,597)
5-Year U.S. Treasury Note	683	03/31/22	82,563	(121,503)

				(93,863)

Short Contracts
Euro Bund	3	03/08/22	585	8,502
10-Year U.S. Treasury Note	62	03/22/22	8,080	(78,428)
10-Year U.S. Ultra Long Treasury Note	2	03/22/22	292	(4,745)
U.S. Long Bond	2	03/22/22	321	(5,269)
Ultra U.S. Treasury Bond	1	03/22/22	197	(5,162)
Long Gilt	1	03/29/22	169	161
5-Year U.S. Treasury Note	25	03/31/22	3,024	(15,375)

				(100,316)

				$(194,179)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	230,000	USD	259,893	JPMorgan Chase Bank N.A.	01/12/22	$2,002

USD	400,616	CHF	370,000	Morgan Stanley & Co. International PLC	01/12/22	(5,524)
USD	191,819	EUR	170,000	Bank of America N.A.	01/12/22	(1,756)
USD	101,647	EUR	90,000	BNP Paribas SA	01/12/22	(834)
USD	146,582	EUR	130,000	Deutsche Bank AG	01/12/22	(1,446)
USD	1,128,502	EUR	1,000,000	Deutsche Bank AG	01/12/22	(10,176)
USD	52,130,565	EUR	46,200,000	JPMorgan Chase Bank N.A.	01/12/22	(476,341)
USD	124,370	EUR	110,000	Morgan Stanley & Co. International PLC	01/12/22	(885)
USD	238,205	EUR	210,000	Morgan Stanley & Co. International PLC	01/12/22	(917)
USD	784,776	EUR	690,000	Morgan Stanley & Co. International PLC	01/12/22	(912)
USD	113,082	EUR	100,000	State Street Bank and Trust Co.	01/12/22	(786)
USD	158,479	GBP	120,000	Bank of America N.A.	01/12/22	(3,944)

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	8,657,304	GBP	6,550,000	JPMorgan Chase Bank N.A.	01/12/22	$(208,317)
USD	11,023	SEK	100,000	Morgan Stanley & Co. International PLC	01/12/22	(44)

						(711,882)

						$(709,880)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Energy Select Sector SPDR Fund	500	01/21/22	USD	62.00	USD	2,775	$3,500
Energy Select Sector SPDR Fund	218	03/18/22	USD	65.00	USD	1,210	7,630
KraneShares CSI China Internet ETF	443	05/20/22	USD	47.42	USD	1,617	50,281

							$61,411

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	B+	USD	25,500	$2,396,423	$1,884,848	$511,575
ITRAXX.XO.36.V1	5.00	Quarterly	12/20/26	B	EUR	3,030	414,683	354,016	60,667

							$2,811,106	$2,238,864	$572,242

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Adler Real Estate AG	5.00%	Quarterly	MorganStanley & Co. International PLC	12/20/26	BB-	EUR	560	$(9,669)	$12,243	$(21,912)
Altice France SA	5.00	Quarterly	MorganStanley & Co. International PLC	12/20/26	B	EUR	280	21,802	17,456	4,346

								$12,133	$29,699	$(17,566)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$2,238,864	$—	$572,242	$—
OTC Swaps	29,699	—	4,346	(21,912)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$38,900	$—	$38,900
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,002	—	—	2,002
Options purchased
Investments at value — unaffiliated(b)	—	—	61,411	—	—	—	61,411
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	572,242	—	—	—	—	572,242
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	34,045	—	—	—	—	34,045

	$—	$606,287	$61,411	$2,002	$38,900	$—	$708,600

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$233,079	$—	$233,079
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	711,882	—	—	711,882
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	21,912	—	—	—	—	21,912

	$—	$21,912	$—	$711,882	$233,079	$—	$966,873

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(35,122)	$—	$388,470	$—	$353,348
Forward foreign currency exchange contracts	—	—	—	2,958,132	—	—	2,958,132
Options purchased(a)	—	(10,237)	114,014	(167,135)	(97,666)	—	(161,024)
Options written	—	5,001	197,232	46,960	24,068	—	273,261
Swaps	—	364,153	—	—	—	—	364,153

	$—	$358,917	$276,124	$2,837,957	$314,872	$—	$3,787,870

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(177,806)	$—	$(177,806)
Forward foreign currency exchange contracts	—	—	—	(511,687)	—	—	(511,687)
Options purchased(b)	—	—	(30,554)	—	—	—	(30,554)
Options written	—	—	11,012	—	—	—	11,012
Swaps	—	261,187	—	—	—	—	261,187

	$—	$261,187	$(19,542)	$(511,687)	$(177,806)	$—	$(447,848)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$25,365,342
Average notional value of contracts — short	$16,089,598
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$36,626,009
Average amounts sold — in USD	$268,556
Options:
Average value of option contracts purchased	$220,716
Average value of option contracts written	$36,911
Average notional value of swaption contracts purchased	$818,250
Average notional value of swaption contracts written	$818,250
Credit default swaps:
Average notional value — buy protection	$439,519
Average notional value — sell protection	$7,476,498

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$7,148		$16,198
Forward foreign currency exchange contracts	2,002		711,882
Options	61,411	(a)	—
Swaps — centrally cleared	53,618		—
Swaps — OTC(b)	34,045		21,912

Total derivative assets and liabilities in the Statement of Assets and Liabilities	158,224		749,992

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(122,177)		(16,198)

Total derivative assets and liabilities subject to an MNA	$36,047		$733,794

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

JPMorgan Chase Bank N.A.	$2,002	$(2,002)	$—	$—	$—
Morgan Stanley & Co. International PLC	34,045	(30,194)	—	—	3,851

	$36,047	$(32,196)	$—	$—	$3,851

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$5,700	$—	$—	$—	$5,700
BNP Paribas SA	834	—	—	—	834
Deutsche Bank AG	11,622	—	—	—	11,622
JPMorgan Chase Bank N.A.	684,658	(2,002)	—	—	682,656
Morgan Stanley & Co. International PLC	30,194	(30,194)	—	—	—
State Street Bank and Trust Co.	786	—	—	—	786

	$733,794	$(32,196)	$—	$—	$701,598

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$23,779,755	$1,000,000	$24,779,755
Common Stocks
Banks	—	392,647	—	392,647
Capital Markets	—	89,452	—	89,452
Construction & Engineering	885	—	—	885
Diversified Telecommunication Services	193,348	—	—	193,348
Electric Utilities	—	106,592	—	106,592
Equity Real Estate Investment Trusts (REITs)	2,188,436	—	—	2,188,436
Hotels, Restaurants & Leisure	391,730	—	—	391,730
Household Durables	1,520,992	—	—	1,520,992
Media	581,460	120,176	—	701,636
Oil, Gas & Consumable Fuels	1,751	—	—	1,751
Specialty Retail	—	11,419	—	11,419
Wireless Telecommunication Services	151,707	—	—	151,707
Corporate Bonds
Aerospace & Defense	—	1,590,996	—	1,590,996
Airlines	208,166	3,562,977	—	3,771,143
Auto Components	—	1,893,716	—	1,893,716
Automobiles	—	2,762,766	—	2,762,766
Banks	—	8,824,140	—	8,824,140
Beverages	—	1,565,088	—	1,565,088
Biotechnology	—	3,035,311	—	3,035,311
Building Materials	—	1,063,198	—	1,063,198
Building Products	—	744,333	—	744,333
Capital Markets	205,600	2,834,009	—	3,039,609
Chemicals	—	4,136,006	—	4,136,006
Commercial Services & Supplies	—	2,748,696	—	2,748,696
Communications Equipment	—	691,325	—	691,325
Construction Materials	—	161,759	—	161,759
Consumer Discretionary	—	2,158,897	—	2,158,897
Consumer Finance	213,855	2,320,587	—	2,534,442
Containers & Packaging	—	966,758	—	966,758
Diversified Consumer Services	—	2,572,363	—	2,572,363
Diversified Financial Services	—	9,556,592	—	9,556,592
Diversified Telecommunication Services	—	4,412,804	—	4,412,804

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Electric Utilities	$—	$2,625,838	$—	$2,625,838
Electrical Equipment	—	138,935	3,817	142,752
Electronic Equipment, Instruments & Components	—	266,938	—	266,938
Energy Equipment & Services	—	1,150,859	—	1,150,859
Entertainment	—	634,948	—	634,948
Environmental, Maintenance & Security Service	—	501,336	—	501,336
Equity Real Estate Investment Trusts (REITs)	—	714,938	—	714,938
Food & Staples Retailing	—	3,334,849	—	3,334,849
Food Products	203,300	979,217	—	1,182,517
Gas Utilities	—	25,281	—	25,281
Health Care Equipment & Supplies	—	513,705	—	513,705
Health Care Providers & Services	—	2,414,876	—	2,414,876
Health Care Technology	—	989,906	—	989,906
Healthcare	—	11,420	—	11,420
Hotels, Restaurants & Leisure	77,527	7,384,400	—	7,461,927
Household Durables	—	1,761,959	—	1,761,959
Independent Power and Renewable Electricity Producers	—	2,167,281	—	2,167,281
Insurance	—	3,631,728	—	3,631,728
Interactive Media & Services	—	844,517	—	844,517
Internet & Direct Marketing Retail	—	471,705	—	471,705
Internet Software & Services	—	660,460	—	660,460
IT Services	—	1,984,599	—	1,984,599
Leisure Products	—	121,585	—	121,585
Machinery	—	1,723,426	—	1,723,426
Media	—	13,885,169	—	13,885,169
Metals & Mining	—	4,743,906	—	4,743,906
Multiline Retail	207,317	203,126	—	410,443
Oil, Gas & Consumable Fuels	1,435,208	13,247,814	—	14,683,022
Personal Products	—	760,198	—	760,198
Pharmaceuticals	400,400	4,813,063	—	5,213,463
Real Estate Management & Development	308,290	16,734,181	—	17,042,471
Road & Rail	—	2,289,848	—	2,289,848
Semiconductors & Semiconductor Equipment	736,346	349,426	—	1,085,772
Software	—	2,838,826	—	2,838,826
Specialty Retail	—	1,898,879	—	1,898,879
Technology Hardware, Storage & Peripherals	—	57,188	—	57,188
Textiles, Apparel & Luxury Goods	295,823	143,226	1,943,176	2,382,225
Thrifts & Mortgage Finance	—	1,110,447	—	1,110,447
Tobacco	—	104,582	—	104,582
Transportation	—	230,794	—	230,794
Transportation Infrastructure	—	133,122	—	133,122
Utilities	—	1,310,861	—	1,310,861
Wireless Telecommunication Services	—	5,932,061	—	5,932,061
Floating Rate Loan Interests	—	99,988,417	176,802,757	276,791,174
Foreign Agency Obligations	—	2,281,666	—	2,281,666
Investment Companies	4,176,175	—	—	4,176,175
Preferred Securities
Capital Trusts	—	9,914,935	—	9,914,935
Preferred Stocks	139,819	—	4,362,140	4,501,959
Warrants	248	—	468,306	468,554
Short-Term Securities
Money Market Funds	10,498,285	—	—	10,498,285
Options Purchased
Equity Contracts	61,411	—	—	61,411
Unfunded Floating Rate Loan Interests(a)	—	91	57,120	57,211
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(5,577)	(152,426)	(158,003)

	$24,198,079	$300,123,317	$184,484,890	$508,806,286

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$576,588	$—	$576,588

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Foreign Currency Exchange Contracts	$—	$2,002	$—	$2,002
Interest Rate Contracts	38,900	—	—	38,900
Liabilities
Credit Contracts	—	(21,912)	—	(21,912)
Foreign Currency Exchange Contracts	—	(711,882)	—	(711,882)
Interest Rate Contracts	(233,079)	—	—	(233,079)

	$(194,179)	$(155,204)	$—	$(349,383)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $73,250,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets
Opening balance, as of December 31, 2020	$—	$2,123,909	$35,016,702	$825,631	$(25,950)	$14,100	$37,954,392
Transfers into Level 3	—	—	2,298,429	—	553	—	2,298,982
Transfers out of Level 3	—	—	(1,385,722)	—	—	—	(1,385,722)
Accrued discounts/premiums	—	10,878	244,307	—	—	—	255,185
Net realized gain (loss)	—	—	211,725	—	—	—	211,725
Net change in unrealized appreciation (depreciation)(a)(b)	—	(191,611)	1,420,056	504,168	(69,909)	454,206	2,116,910
Purchases	1,000,000	3,817	151,237,254	3,032,341	—	—	155,273,412
Sales	—	—	(12,239,994)	—	—	—	(12,239,994)

Closing balance, as of December 31, 2021	$1,000,000	$1,946,993	$176,802,757	$4,362,140	$(95,306)	$468,306	$184,484,890

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(b)	$—	$(191,611)	$1,499,393	$504,168	$(84,098)	$454,206	$2,182,058

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $27,754,485. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$1,943,176	Income	Discount Rate	10%		—

Floating Rate Loan Interests	149,956,783	Income	Discount Rate	6% - 13%		8%
		Market	Recent Transactions	$97.40 - $100.07		$ 99.00

Preferred Stocks	4,362,140	Income	Discount Rate	10% - 11%		11%
		Market	Revenue Multiple	3.15x - 4.35x		3.75x
Warrants	468,306	Market	Revenue Multiple	4.75x - 5.58x		4.85x
			Time to Exit	3.3 - 3.5		3.3

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Strategies Fund

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Volatility	60% - 65%		65%

$156,730,405

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Statement of Assets and Liabilities

December 31, 2021

BlackRock Credit Strategies Fund

ASSETS
Investments, at value — unaffiliated(a)	$496,393,800
Investments, at value — affiliated(b)	12,513,278
Cash pledged:
Futures contracts	738,000
Centrally cleared swaps	2,367,000
Foreign currency, at value(c)	1,193,853
Receivables:
Investments sold	4,240,311
Capital shares sold	9,456,691
Dividends — unaffiliated	9,484
Dividends — affiliated	60
Interest — unaffiliated	6,087,627
Due from broker	920,520
Variation margin on futures contracts	7,148
Variation margin on centrally cleared swaps	53,618
Swap premiums paid	29,699
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,002
OTC swaps	4,346
Unfunded floating rate loan interests	57,211
Deferred offering costs	74,504
Prepaid expenses	45,633

Total assets	534,194,785

LIABILITIES
Bank overdraft	2,175,359
Payables:
Investments purchased	25,766,680
Accounting services fees	19,756
Bank borrowings	73,250,000
Capital shares redeemed	762,071
Custodian fees	43,244
Income dividend distributions	1,564,275
Interest expense	211,559
Investment advisory fees	402,341
Recoupment of past waived fees	532,267
Other accrued expenses	28,177
Professional fees	226,211
Service and distribution fees	80,669
Variation margin on futures contracts	16,198
Unrealized depreciation on:
Forward foreign currency exchange contracts	711,882
OTC swaps	21,912
Unfunded floating rate loan interests	158,003

Total liabilities	105,970,604

NET ASSETS	$428,224,181

NET ASSETS CONSIST OF
Paid-in capital(d)(e)(f)	$437,316,183
Accumulated loss	(9,092,002)

NET ASSETS	$428,224,181

(a) Investments, at cost — unaffiliated	$504,594,311
(b) Investments, at cost — affiliated	$12,496,491
(c) Foreign currency, at cost	$1,186,173
(d) Shares outstanding	42,975,992
(e) Shares authorized	Unlimited
(f) Par value	$0.001

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

December 31, 2021

BlackRock Credit Strategies Fund

NET ASSET VALUE

Institutional

Net assets	$285,729,198

Shares outstanding	28,679,724

Net asset value	$9.96

Shares authorized	Unlimited

Par value	$0.001

Class A

Net assets	$116,181,632

Shares outstanding	11,657,124

Net asset value	$9.97

Shares authorized	Unlimited

Par value	$0.001

Class U

Net assets	$26,076,215

Shares outstanding	2,615,357

Net asset value	$9.97

Shares authorized	Unlimited

Par value	$0.001

Class W

Net assets	$237,136

Shares outstanding	23,787

Net asset value	$9.97

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statement of Operations

Year Ended December 31, 2021

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$150,419
Dividends — affiliated	133,077
Interest — unaffiliated	19,925,880
Other income — unaffiliated	828,877
Foreign taxes withheld	(6,629)

Total investment income	21,031,624

EXPENSES
Investment advisory	3,331,662
Service and distribution — class specific	662,086
Recoupment of past waived and/or reimbursed fees	529,693
Professional	290,257
Custodian	114,019
Trustees and Officer	90,107
Commitment costs	70,634
Transfer agent — class specific	70,001
Accounting services	58,377
Offering	55,988
Registration	46,968
Recoupment of past waived and/or reimbursed fees — class specific	2,574
Miscellaneous	90,875

Total expenses excluding interest expense	5,413,241
Interest expense	1,251,411

Total expenses	6,664,652
Less:
Fees waived and/or reimbursed by the Manager	(40,306)

Total expenses after fees waived and/or reimbursed	6,624,346

Net investment income	14,407,278

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,965,508
Investments — affiliated	217,260
Forward foreign currency exchange contracts	2,958,132
Foreign currency transactions	(415,856)
Futures contracts	353,348
Options written	273,261
Swaps	364,153

5,715,806

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(16,015,689)
Investments — affiliated	(305,733)
Forward foreign currency exchange contracts	(511,687)
Foreign currency translations	(8,411)
Futures contracts	(177,806)
Options written	11,012
Swaps	261,187
Unfunded floating rate loan interests	(75,385)

(16,822,512)

Net realized and unrealized loss	(11,106,706)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,300,572

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Credit Strategies Fund
	Year Ended December 31,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 14,407,278	$ 6,620,080
Net realized gain	5,715,806	949,624
Net change in unrealized appreciation (depreciation)	(16,822,512)	5,327,700

Net increase in net assets resulting from operations	3,300,572	12,897,404

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(14,497,011)	(6,923,319)
Class A	(5,565,116)	(976,009)
Class U	(405,744)	—
Class W	(8,592)	—

Decrease in net assets resulting from distributions to shareholders	(20,476,463)	(7,899,328)

CAPITAL SHARE TRANSACTIONS
Shares sold and issued	268,799,575	64,206,071
Reinvestment of distributions	7,139,004	1,218,790
Redemption of shares resulting from repurchase offers	(5,619,865)	(1,137,732)

Net increase in net assets derived from capital share transactions	270,318,714	64,287,129

NET ASSETS
Total increase in net assets	253,142,823	69,285,205
Beginning of year	175,081,358	105,796,153

End of year	$428,224,181	$175,081,358

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statement of Cash Flows

Year Ended December 31, 2021

BlackRock Credit Strategies Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,300,572
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities
Proceeds from sales of long-term investments	188,748,187
Purchases of long-term investments	(468,567,552)
Net purchases of short-term securities	(9,804,482)
Amortization of premium and accretion of discount on investments and other fees	(656,902)
Premiums paid on closing options written	(1,097,738)
Premiums received from options written	1,363,201
Net realized gain on investments and options written	(2,456,029)
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	16,915,048
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	115
Dividends — unaffiliated	(9,323)
Interest — unaffiliated	(3,637,987)
Variation margin on futures contracts	(540)
Variation margin on centrally cleared swaps	(38,570)
Swap premiums paid	(29,699)
Prepaid expenses	(45,633)
Deferred offering costs	(61,062)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(296)
Custodian fees	(1,135)
Interest expense	(846,919)
Investment advisory fees	231,018
Trustees’ and Officer’s fees	(158)
Other accrued expenses	441,916
Professional fees	(134,289)
Service and distribution fees	54,029
Variation margin on futures contracts	4,822

Net cash used for operating activities	(276,329,406)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(12,450,518)
Payments for bank borrowings	(86,000,000)
Net payments on redemption of capital shares	(5,153,991)
Proceeds from bank borrowings	119,750,000
Increase in bank overdraft	2,175,359
Proceeds from issuance of capital shares	259,643,150

Net cash provided by financing activities	277,964,000

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	8,855

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	1,643,449
Restricted and unrestricted cash and foreign currency at beginning of year	3,575,924

Restricted and unrestricted cash and foreign currency at end of year	$5,219,373

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,098,330

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$7,139,004

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows  (continued)

Year Ended December 31, 2021

BlackRock Credit Strategies Fund

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	$738,000
Centrally cleared swaps	2,367,000
Foreign currency at value	1,193,853
Due from Broker	920,520

$5,219,373

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund

	Institutional

	Year Ended December 31,			Period from 02/28/19(a) to 12/31/19
	2021		2020

Net asset value, beginning of period	$10.41		$10.24	$10.00

Net investment income(b)	0.55		0.53	0.38
Net realized and unrealized gain (loss)	(0.28)		0.25	0.35

Net increase from investment operations	0.27		0.78	0.73

Distributions(c)
From net investment income	(0.67)		(0.49)	(0.45)
From net realized gain	(0.05)		(0.12)	(0.04)

Total distributions	(0.72)		(0.61)	(0.49)

Net asset value, end of period	$9.96		$10.41	$10.24

Total Return(d)
Based on net asset value	2.58%		8.09%	7.41	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.12	%(g)	2.90%	3.44	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.11%		2.59%	1.84	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.66%		1.66%	1.47	%(h)

Net investment income	5.30%		5.40%	4.45	%(h)

Supplemental Data
Net assets, end of period (000)	$285,729		$128,769	$105,796

Borrowings outstanding, end of period (000)	$73,250		$39,500	$16,000

Asset coverage, end of period per $1,000 of bank borrowings	$6,846		$5,432	$7,612

Portfolio turnover rate	55%		77%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2021, the expense ratio would have been 1.93%.
(h)	Annualized.
(i)	Audit and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.62%.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)
	Class A
	Year Ended 12/31/21		Period from 04/01/20(a) to 12/31/20

Net asset value, beginning of period	$10.42		$8.48

Net investment income(b)	0.47		0.33
Net realized and unrealized gain (loss)	(0.28)		2.03

Net increase from investment operations	0.19		2.36

Distributions(c)
From net investment income	(0.59)		(0.30)
From net realized gain	(0.05)		(0.12)

Total distributions	(0.64)		(0.42)

Net asset value, end of period	$9.97		$10.42

Total Return(d)
Based on net asset value	1.82%		28.09	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.84	%(g)	3.35	%(h)

Total expenses after fees waived and/or reimbursed	2.82%		3.25	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.39%		2.38	%(h)

Net investment income	4.57%		4.45	%(h)

Supplemental Data
Net assets, end of period (000)	$116,182		$46,313

Borrowings outstanding, end of period (000)	$73,250		$39,500

Asset coverage, end of period per $1,000 of bank borrowings	$6,846		$5,432

Portfolio turnover rate	55%		77%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2021, the expense ratio would have been 2.65%.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)

	Class U

	Period from
	07/12/21	(a)
	to 12/31/21

Net asset value, beginning of period	$10.51

Net investment income(b)	0.20
Net realized and unrealized gain (loss)		(0.38)

Net decrease from investment operations		(0.18)

Distributions(c)
From net investment income		(0.31)
From net realized gain		(0.05)

Total distributions		(0.36)

Net asset value, end of period	$9.97

Total Return(d)
Based on net asset value	(1.74	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.80	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.80	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.47	%(h)

Net investment income	4.23	%(h)

Supplemental Data
Net assets, end of period (000)	$26,076

Borrowings outstanding, end of period (000)	$73,250

Asset coverage, end of period per $1,000 of bank borrowings	$6,846

Portfolio turnover rate(i)		55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2021, the expense ratio would have been 2.54%.
(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)

	Class W

	Period from
	07/12/21	(a)
	to 12/31/21

Net asset value, beginning of period	$10.51

Net investment income(b)	0.22
Net realized and unrealized gain (loss)		(0.40)

Net decrease from investment operations		(0.18)

Distributions(c)
From net investment income		(0.31)
From net realized gain		(0.05)

Total distributions		(0.36)

Net asset value, end of period	$9.97

Total Return(d)
Based on net asset value	(1.74	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.70	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.70	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.45	%(h)

Net investment income	4.64	%(h)

Supplemental Data
Net assets, end of period (000)	$237

Borrowings outstanding, end of period (000)	$73,250

Asset coverage, end of period per $1,000 of bank borrowings	$6,846

Portfolio turnover rate(i)		55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2021, the expense ratio would have been 2.37%.
(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund, but may range from 0.00% to 3.50%.

The Fund offers four classes of shares designated as Institutional Shares, Class A Shares, Class U Shares and Class W Shares. Each class of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A, Class U and Class W Shares bear expenses related to the shareholder servicing and distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Credit Strategies Fund	2 10 HBW	$105,332	$105,332	$104,752	$(580)
	Acquia, Inc.	35,951	37,175	37,614	439
	Alera Group Holdings, Inc.	529,412	526,765	523,059	(3,706)
	Alera Group Holdings, Inc.	29,867	29,867	29,509	(358)
	Appriss Health LLC	94,478	94,479	92,778	(1,701)
	ARAS Corp.	151,354	151,354	149,538	(1,816)
	Arrow Purchaser, Inc.	102,339	101,021	102,339	1,318
	BackOffice Associates LLC	216,047	216,047	216,047	—
	Bullhorn, Inc.	133,960	59,378	59,637	259
	Bullhorn, Inc.	453,007	450,742	451,874	1,132
	CBI-Gator Acquisition LLC	536,588	536,588	528,003	(8,585)
	CBI-Gator Acquisition LLC	88,729	88,729	87,309	(1,420)
	Chronicle Bidco, Inc.	362,207	362,323	362,323	—
	CivicPlus LLC	71,925	71,925	70,189	(1,736)
	CivicPlus LLC	359,626	359,626	350,946	(8,680)
	Colony Display LLC	667,921	667,921	646,548	(21,373)
	CP Iris Holdco I, Inc.	10,951	10,951	10,924	(27)
	Cybergrants Holdings LLC	194,444	194,445	192,839	(1,606)
	Cybergrants Holdings LLC	194,444	194,445	192,839	(1,606)
	ESO Solutions, Inc.	303,681	303,681	303,681	—
	EyeCare Partners LLC	4,481	4,481	4,460	(21)
	Foundation Software	69,807	68,438	69,806	1,368
	GC Waves Holdings, Inc.	1,035,902	1,035,902	1,046,261	10,359
	HomeRenew Buyer, Inc.	1,316,709	1,316,709	1,282,475	(34,234)
	HomeRenew Buyer, Inc.	564,304	564,304	549,632	(14,672)
	Integrate.com, Inc.	133,333	133,333	133,333	—
	Integrate.com, Inc.	266,667	266,667	266,667	—
	Integrity Marketing Acquisition LLC	175,029	175,029	173,279	(1,750)
	Intelsat Jackson Holdings SA	395	391	394	3
	IT Parent LLC	262,987	262,987	262,987	—
	James Perse	500,000	500,000	500,000	—
	Kellermeyer Bergensons Services LLC	44,106	44,106	43,665	(441)
	Kid Distro Holdings, LLC	116,769	114,506	113,787	(719)
	Kroll Bond Rating Agency, Inc.	397,059	397,059	389,118	(7,941)
	Medical Solutions LLC	41,425	41,249	41,337	88
	MSM Acquisitions, Inc.	707,218	707,218	714,290	7,072
	MSM Acquisitions, Inc.	129,771	129,771	129,771	—
	Peter C. Foy & Associates Insurance Services LLC	99,374	99,374	97,386	(1,988)
	Peter C. Foy & Associates Insurance Services LLC	186,228	154,879	150,334	(4,545)
	Pluralsight, Inc.	191,155	191,155	190,773	(382)
	Porcelain Acquisition Corp.	466,206	466,206	464,341	(1,865)
	Precision Medicine Group LLC	11,074	11,030	11,016	(14)
	PT Solutions	473,684	464,275	464,211	(64)
	Pueblo Mechanical & Controls, Inc.	362,069	362,069	355,557	(6,512)
	Pueblo Mechanical & Controls, Inc.	273,241	273,241	268,326	(4,915)
	Raptor Acquisition, Inc.	184,668	181,436	184,668	3,232
	Sellerx Opco GmbH	3,812,909	3,793,844	3,794,607	763
	Sonny’s Enterprises, Inc.	1,316,010	1,316,010	1,342,330	26,320
	Suited Connector LLC	540,390	540,390	540,390	—
	Sunland Asphalt & Construction LLC	67,358	66,264	67,156	892
	TA/WEG Holdings LLC	26,770	26,770	26,433	(337)
	TA/WEG Holdings LLC	565,041	565,041	557,929	(7,112)
	Thermostat Purchaser III, Inc.	237,485	237,485	235,823	(1,662)
	Thrasio LLC	961,471	956,664	951,857	(4,807)
	Thunder Purchaser, Inc.	232,558	232,558	226,564	(5,994)
	Thunder Purchaser, Inc.	186,916	186,916	182,098	(4,818)
	Trident TPI Holdings, Inc.	9,370	9,370	9,354	(16)
	Villa Bidco, Inc.	48,820	48,107	48,820	713
	Vulcan Acquisition, Inc.	186,584	183,330	186,583	3,253
	Zilliant Incorporated	148,148	148,148	148,148	—
	Zilliant Incorporated	370,371	370,370	370,370	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BSL for services they provide for that portion of the Fund for which BCIA, BIL and BSL, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

For the year ended December 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Class A	Class U	Class W	Total

Service and distribution fees — class specific	$630,561	$30,663	$862	$662,086

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

For the year ended December 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class A	Total

Transfer agent fees — class specific	$59,370	$10,631	$70,001

Other Fees: For the year ended December 31, 2021, affiliates received CDSCs of $27,124 for Class A Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $4,656.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $35,650 in investment advisory fees pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets. This expense limitation excludes the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

For the year ended December 31, 2021, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Name	Fund Level	Institutional	Class A

BlackRock Credit Strategies Fund	$529,693	$2,248	$326

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of December 31, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring
Fund Name/Fund Level/Share Class	December 31, 2022
BlackRock Credit Strategies Fund
Fund Level	$306,794
Institutional	2,967
Class A	—
Class U	—
Class W	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2021:

Fund Name/Fund Level/Share Class	Expired December 31, 2021
BlackRock Credit Strategies Fund
Fund Level	$947,640
Institutional	—
Class A	—
Class U	—
Class W	—

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $484,977,362 and $188,725,756, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to the nondeductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Credit Strategies Fund	$(55,989)	$55,989

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20
BlackRock Credit Strategies Fund
Ordinary income	$19,111,273	$7,884,081
Long-term capital gains	1,365,190	15,247

	$20,476,463	$7,899,328

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Net Unrealized Gains (Losses)	(a)	Qualified Late-Year Loss	(b)	Total
BlackRock Credit Strategies Fund	$11,770	$(9,092,213)		$(11,559)		$(9,092,002)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losseson certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the accounting for swap agreements, the classification of investments, the accrual of income on securities in default, and amortization methods for premiums and discounts on fixed income securities.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund	$517,801,079	$8,447,985	$(16,947,544)	$(8,499,559)

9.	BANK BORROWINGS

The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has the following terms: an unused commitment fee of 0.25% per annum when amounts borrowed is greater than $75 million or 0.30% per annum when amounts borrowed is less than $75 million and interest at a rate equal to one-month LIBOR on the date the loan is made plus 1.65 % per annum on amounts borrowed. The agreement expires on September 30, 2024 unless extended or renewed. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility and an extension fee for a two-year extension. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the year ended December 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
BlackRock Credit Strategies Fund	$79,250,000	$49,172,603	1.86%

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

For the periods shown, shares issued and outstanding increased by the following amounts:

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Credit Strategies Fund
Institutional
Shares sold	16,367,575	$169,085,562	2,105,011	$20,847,622
Shares issued from dividend reinvestment	249,759	2,538,779	39,634	396,472
Shares redeemed in repurchase offers	(304,330)	(3,122,248)	(112,850)	(1,137,732)

	16,313,004	$168,502,093	2,031,795	$20,106,362

Class A(a)
Shares sold	7,020,768	$73,046,915	4,365,941	$43,358,449
Shares issued from dividend reinvestment	430,269	4,406,091	80,383	822,318
Shares redeemed in repurchase offers	(240,237)	(2,486,832)	—	—

	7,210,800	$74,966,174	4,446,324	$44,180,767

Class U(b)
Shares sold	2,597,030	$26,417,099	—	$—
Shares issued from dividend reinvestment	19,393	194,134	—	—
Shares redeemed in repurchase offers	(1,066)	(10,785)	—	—

	2,615,357	$26,600,448	—	$—

Class W(b)
Shares sold	23,787	$249,999	—	$—

	23,787	$249,999	—	$—

	26,162,948	$270,318,714	6,478,119	$64,287,129

(a)	The share class commenced operation on April 1, 2020.
(b)	The share class commenced operation on July 12, 2021.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals. Repurchase offer results for the periods shown were as follows:

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	January 8, 2021	February 8, 2021	2,667	0.02%	2,667	0.02%	$10.50	$28,004
Class A	January 8, 2021	February 8, 2021	37,478	0.77	37,478	0.77	10.51	393,898
Institutional	April 9, 2021	May 10, 2021	41,811	0.26	41,811	0.26	10.52	439,849
Class A	April 9, 2021	May 10, 2021	2,552	0.04	2,552	0.04	10.52	26,850
Institutional	July 9, 2021	August 20, 2021	94,075	0.78	94,075	0.45	10.40	978,380
Class A	July 9, 2021	August 20, 2021	144,829	0.45	144,829	1.52	10.40	1,506,222
Institutional	October 8, 2021	November 9, 2021	165,776	0.66	165,776	0.66	10.11	1,675,991
Class A	October 8, 2021	November 9, 2021	55,377	0.52	55,377	0.52	10.11	559,863
Class U	October 8, 2021	November 9, 2021	1,066	0.08	1,066	0.08	10.12	10,785
Class W	October 8, 2021	November 9, 2021	—	—	—	—	—	—

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	January 7, 2020	February 7, 2020	—	—%	—	—%	$—	$—
Institutional	April 7, 2020	May 8, 2020	—	—	—	—	—	—

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	July 7, 2020	August 7, 2020	110,311	0.84%	110,311	0.84%	10.08	1,111,939
Class A	July 7, 2020	August 7, 2020	—	—	—	—	—	—
Institutional	October 6, 2020	November 6, 2020	2,539	0.02	2,539	0.02	10.16	25,793
Class A	October 6, 2020	November 6, 2020	—	—	—	—	—	—

(a)	Date the repurchase offer period began.

The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Statements of Changes in Net Assets.

As of December 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class A	Class U	Class W	Total

BlackRock Credit Strategies Fund	9,800,000	58,962	23,787	23,787	9,906,536

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund commenced a quarterly share repurchase on January 7, 2022. The expiration date of the repurchase offer is February 7, 2022, unless otherwise extended.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Credit Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Credit Strategies Fund (the “Fund”), including the schedule of investments, as of December 31, 2021, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from February 28, 2019 (commencement of operations) through December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended and for the period from February 28, 2019 (commencement of operations) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income
BlackRock Credit Strategies Fund	$494,242

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Credit Strategies Fund	$1,365,190

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
BlackRock Credit Strategies Fund	0.51%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend
BlackRock Credit Strategies Fund	$15,094,010

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains
BlackRock Credit Strategies Fund	$9,824,720	$818,608

I M P O R T A N T T A X I N F O R M A T I O N	69

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the reinvestment date; there is no sales or other charge for reinvestment.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

W. Carl Kester 1951	Chair of the Board and Trustee (Since 2018)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Frank J. Fabozzi 1948	Trustee (Since 2018)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch 1961	Trustee (Since 2018)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

Interested Trustees(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

John M. Perlowski 1964	Trustee (Since 2018) and President and Chief Executive Officer (Since 2018)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the close-end funds in the BlackRock Fixed-Income Complex as follows: Catherine A. Lynch, 2016.

(d)

Mr. Perlowski is an “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2018)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2018)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2018)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2018)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 30, 2021, the Fund’s portfolio managers are James Keenan, Jeffrey Cucunato, David Delbos and Patrick Wolfe.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	73

Additional Information  (continued)

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 3 months.

(c) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2021, the Fund conducted a repurchase offer for up to 5% of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, as summarized in the following table:

Number of Repurchase Offers	Number of Shares Repurchased	Number of Shares Tendered
4	545,631	545,631

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Accounting Agent and Custodian
BlackRock Advisors, LLC	State Street Bank and Trust Company
Wilmington, DE 19809	Boston, MA 02111

Sub-Adviser	Transfer Agent
BlackRock Capital Investment Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

BlackRock International Limited	Distributor
Edinburgh, EH3 8BL	BlackRock Investments, LLC
United Kingdom	New York, NY 10022

BlackRock (Singapore) Limited	Independent Registered Public Accounting Firm
079912 Singapore	Deloitte & Touche LLP
Boston, MA 02116

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Additional Information  (continued)

Fund and Service Providers (continued)

Legal Counsel	Address of the Fund
Willkie Farr & Gallagher LLP	100 Bellevue Parkway
New York, NY 10019	Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	75

Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

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Want to know more?

blackrock.com | 877-275-1255

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$84,133	$66,300	$8,000	$4,000	$20,000	$20,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$28,000	$24,600

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Jeff Cucunato, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock and Patrick Wolfe, Managing Director at BlackRock. Messrs. Keenan, Cucunato, Delbos and Wolfe are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan, Cucunato, Delbos and Wolfe have been members of the Fund’s management team since 2019.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.

Jeffrey Cucunato	Managing Director of BlackRock since 2005.

David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

Patrick Wolfe	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2018 to 2019; Director of Structured Credit of TCP since 2018; Vice President of Structured Credit of TCP from 2017 to 2018; Senior Associate of TCP from 2016 to 2017; Structured Credit Analyst of TCP from 2013 to 2016; Structured Credit Group of Deutsche Bank from 2007 to 2013.

(a)(2) As of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James E. Keenan	28	35	19	0	0	5
	$43.91 Billion	$16.41 Billion	$10.46 Billion	$0	$0	$1.23 Billion
Jeffrey Cucunato	14	4	2	0	0	1
	$5.45 Billion	$616.5 Million	$1.48 Billion	$0	$0	$250.8 Million
David Delbos	31	25	61	0	0	5
	$41.55 Billion	$15.82 Billion	$17.55 Billion	$0	$0	$1.03 Billion
Patrick Wolfe	0	7	0	0	0	0
	$0	$2.86 Billion	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Cucunato, Delbos and Wolfe may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Cucunato, Delbos and Wolfe may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan David Delbos	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Jeffrey Cucunato	Bloomberg Barclays US Credit Index.
Patrick Wolfe	None

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred

BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Messrs. Cucunato, Delbos and Keenan have deferred BlackRock, Inc. stock awards. Mr. Wolfe is eligible to receive deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	Over $1,000,000
Jeffrey Cucunato	$100,001 - $500,000

David Delbos	$500,001 - $1,000,000
Patrick Wolfe	$100,001 - $500,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies --Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: February 24, 2022